SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                            EXECUTIVE TELECARD, LTD.
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------

     (5)  Total fee paid:
                         ---------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                 -----------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:
                                                       -------------------------
     (3)  Filing Party:
                       ---------------------------------------------------------
     (4)  Date Filed:
                     -----------------------------------------------------------

                            EXECUTIVE TELECARD, LTD.
                      2000 PENNSYLVANIA AVENUE, SUITE 4800
                              WASHINGTON, DC 20006



                                __________, 1999


Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Executive TeleCard, Ltd., to be held on Wednesday, June 16, 1999 at 9:00 a.m., local time, at the Washington Monarch Hotel, 2401 M Street, N.W., Washington, D.C. 20037.

     The matters to be acted upon at the Annual Meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

     Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, you are requested to complete, sign, date, and return the enclosed proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted if, for any reason, you are unable to attend.

     We hope that you can attend the 1999 Annual Meeting of Stockholders. Your interest and support in the affairs of Executive TeleCard, Ltd. are appreciated.

                                              Sincerely,


                                              CHRISTOPHER J. VIZAS
                                              Chairman of the Board of Directors
                                                and Chief Executive Officer

                            EXECUTIVE TELECARD, LTD.
                      2000 PENNSYLVANIA AVENUE, SUITE 4800
                              WASHINGTON, DC 20006
                                 (303) 691-2115

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 16, 1999

     NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders (the "Annual Meeting") will be held on Wednesday, June 16, 1999, at 9:00 a.m., local time, at the Washington Monarch Hotel, 2401 M Street, N.W., Washington, D.C. 20037, and thereafter as it may from time to time be adjourned for the purposes stated below:

     1. To elect seven directors to our Board of Directors to serve until the next annual meeting of stockholders, or, if Proposal 4 is approved, for staggered terms specified in the enclosed proxy statement, and until their successors have been duly elected and qualified (Proposal 1, see page __);

     2. To approve the amendment of our certificate of incorporation to change our name to eGlobe, Inc. (Proposal 2, see page __);

     3. To approve the amendment of our certificate of incorporation to increase the authorized preferred stock available for issuance from 5,000,000 to 10,000,000 (Proposal 3, see page __);

     4. To approve the amendment of our certificate of incorporation to provide for classification of our Board of Directors into three classes of directors serving staggered terms of office (Proposal 4, see page __);

     5. To approve the amendment of our certificate of incorporation to prohibit stockholders from increasing their percentage ownership of the Company above 30% of the outstanding stock or 40% on a fully diluted basis other than by a tender offer resulting in the stockholder owning 85% or more of the outstanding Common Stock (Proposal 5, see page __);

     6.   To  restate  our  certificate  of  incorporation,   including  in  the
          restatement Proposals 2, 3, 4 and 5, if approved by stockholders at the Annual Meeting (Proposal 6, see page __);

     7. To approve the amendment of our 1995 Employee Stock Option and Appreciation Rights Plan to increase the number of shares of our Common Stock that may be issued thereunder by 1,500,000 shares, which increase includes the reduction of the number of shares available for issuance under our 1995 Directors Stock Option and Appreciation Rights Plan by 437,000 shares, and effect various changes to our 1995 Employee Stock Option and Appreciation Rights Plan (Proposal 7, see page __);

     8. To approve the possible issuance of shares of our Common Stock upon the conversion and exercise of shares of our Series B Convertible Preferred Stock, warrants and convertible promissory notes issued in connection with the Series B Convertible Preferred Stock, where the number of shares issuable may equal or exceed 20% of our Common Stock outstanding at the time these securities were issued (Proposal 8, see page __);

     9. To approve the possible issuance of our Common Stock upon the exercise of warrants that will be granted to EXTL Investors if we borrow up to $20 million from EXTL Investors and the possible repayment of up to 50% of the amount borrowed using shares of our Common Stock, where the number of shares issuable may equal or exceed 20% of our Common Stock outstanding (Proposal 9, see page __);

     10. To allow EXTL Investors LLC, our largest stockholder, to own 20% or more of our Common Stock outstanding now or in the future (Proposal 10, see page __);

     11. To approve the issuance of shares of our Common Stock upon the conversion and exercise of shares of our 8% Series D Cumulative Convertible Preferred Stock and warrants issued in connection with the 8% Series D Cumulative Convertible Preferred Stock exceeding 20% of our Common Stock outstanding at the time these securities were issued (Proposal 11, see page __);

     12. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The above matters are described in the Proxy Statement. All of our stockholders are cordially invited to attend the Annual Meeting. Only holders of record of our Common Stock, our Series B Convertible Preferred Stock, and our Series F Convertible Preferred Stock at the close of business on May 14, 1999, will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof, either in person or by proxy. Our stock transfer books will not be closed.


                       BY ORDER OF THE BOARD OF DIRECTORS


                             W. P. COLIN SMITH, JR.
                        Vice President of Legal Affairs,
                          General Counsel and Secretary

_________, 1999

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                            EXECUTIVE TELECARD, LTD.
                      2000 PENNSYLVANIA AVENUE, SUITE 4800
                              WASHINGTON, DC 20006

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                ___________, 1999

     This Proxy Statement ("Proxy Statement") is furnished to stockholders of Executive TeleCard, Ltd. (the "Company") in connection with the solicitation by our Board of Directors of proxies (each individually, a "Proxy") to be used at our 1999 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on Wednesday, June 16, 1999 at 9:00 a.m., local time, at the Washington Monarch Hotel, 2401 M Street, N.W., Washington, D.C. 20037, and thereafter as it may from time to time be adjourned, for the purposes stated below.

     At the Annual Meeting, our stockholders will be asked to:

     1. To elect seven directors to our Board of Directors to serve until the next annual meeting of stockholders, or, if Proposal 4 is approved, for staggered terms specified in the enclosed proxy statement, and until their successors have been duly elected and qualified (Proposal 1, see page __);

     2. To approve the amendment of our certificate of incorporation to change our name to eGlobe, Inc. (Proposal 2, see page __);

     3. To approve the amendment of our certificate of incorporation to increase the authorized preferred stock available for issuance from 5,000,000 to 10,000,000 (Proposal 3, see page __);

     4. To approve the amendment of our certificate of incorporation to provide for classification of our Board of Directors into three classes of directors serving staggered terms of office (Proposal 4, see page __);

     5. To approve the amendment of our certificate of incorporation to prohibit stockholders from increasing their percentage ownership of the Company above 30% of the outstanding stock or 40% on a fully diluted basis other than by a tender offer resulting in the stockholder owning 85% or more of the outstanding Common Stock (Proposal 5, see page __);

     6.   To  restate  our  certificate  of  incorporation,   including  in  the
          restatement Proposals 2, 3, 4 and 5, if approved by stockholders at the Annual Meeting (Proposal 6, see page __);

     7. To approve the amendment of our 1995 Employee Stock Option and Appreciation Rights Plan to increase the number of shares of our Common Stock that may be issued thereunder by 1,500,000 shares, which increase includes the reduction of the number of shares available for issuance under our 1995 Directors Stock Option and Appreciation Rights Plan by 437,000 shares, and effect various changes to our 1995 Employee Stock Option and Appreciation Rights Plan (Proposal 7, see page __);

     8. To approve the possible issuance of shares of our Common Stock upon the conversion and exercise of shares of our Series B Convertible Preferred Stock, warrants and convertible promissory notes issued in connection with the Series B Convertible Preferred Stock, where the number of shares issuable may equal or exceed 20% of our Common Stock outstanding at the time these securities were issued (Proposal 8, see page __);

     9. To approve the possible issuance of our Common Stock upon the exercise of warrants that will be granted to EXTL Investors if we borrow up to $20 million from EXTL Investors and the possible repayment of up to 50% of the amount borrowed using shares of our Common Stock, where the number of shares issuable may equal or exceed 20% of our Common Stock outstanding (Proposal 9, see page __);

     10. To allow EXTL Investors LLC, our largest stockholder, to own 20% or more of our Common Stock outstanding now or in the future (Proposal 10, see page __);

     11. To approve the issuance of shares of our Common Stock upon the conversion and exercise of shares of our 8% Series D Cumulative Convertible Preferred Stock and warrants issued in connection with the 8% Series D Cumulative Convertible Preferred Stock exceeding 20% of our Common Stock outstanding at the time these securities were issued (Proposal 11, see page __);

     12. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     All Proxies in the enclosed form of proxy that are properly executed and returned to us prior to commencement of voting at the Annual Meeting will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. We do not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, Proxies will be voted in the discretion of the proxy holders.

     The approximate date on which this Proxy Statement and form of proxy are first being sent or given to our stockholders is May 24, 1999.

     We have engaged Morrow & Co., Inc. to assist in the distribution of proxy materials and solicitation of votes for a fee of $[22,500] plus out-of-pocket expenses. The cost of soliciting Proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of Proxies by mail, Proxies may be solicited by our officers and directors and our regular employees, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. We may also utilize the services of our transfer agent, American Stock Transfer & Trust Company, to provide broker search and proxy distribution services at an estimated cost of $[2,500]. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of our Common Stock, our Series B Convertible Preferred Stock (the "Series B Preferred Stock") and our Series F Convertible Preferred Stock (the "Series F Preferred Stock") and normal handling charges may be paid for such forwarding service.

     A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 ACCOMPANIES THIS PROXY STATEMENT.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR APPROVAL OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                                TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                      ----
Shares Outstanding and Voting Rights...........................................................         __
Security Ownership of Management...............................................................         __
Security Ownership of Certain Beneficial Owners................................................         __
Proposal 1:  Election of Directors.............................................................         __
Meetings and Committees of our Board of Directors..............................................         __
Executive Compensation and Other Information...................................................         __
   Summary Compensation Table..................................................................         __
   Option/SAR Grants in Last Fiscal Period.....................................................         __
   Aggregated  Option/SAR  Exercises in Last Fiscal Period and Fiscal Period-End
     Option/SAR Values.........................................................................         __
   Compensation of Directors...................................................................         __
   Employment  Agreements,  Termination  of  Employment  and  Change of  Control
     Arrangement...............................................................................         __
Compensation Committee Interlocks and Insider Participation....................................         __
Compensation Committee Report on Executive Compensation........................................         __
Stock Performance Chart........................................................................         __
Certain Relationships and Related Transactions.................................................         __
Section 16(a) Beneficial Ownership Reporting Compliance........................................         __
Proposal 2:    Approval of an amendment to our  Certificate of  Incorporation  to change
               our name........................................................................         __
Proposal 3:    Approval of an amendment to our Certificate of  Incorporation to increase
               our authorized preferred stock..................................................         __
Proposal 4:    Approval of an amendment to our Certificate of  Incorporation  to provide for  classification  of our Board of  Directors  into  three  classes  of
               directors serving staggered terms of office.....................................         __
Proposal 5:    Approval of an amendment to our certificate of  incorporation to prohibit stockholders  from increasing their  percentage  ownership of the Company above  30%  of  the  outstanding  stock or 40% on a fully  diluted  basis other than by a tender offer resulting in the  stockholder  owning 85% or
               more of the outstanding Common Stock............................................         __
Proposal 6:    Approval of restatement of our  certificate of  incorporation,  including the  Proposals 2, 3, 4 and 5, if approved by  stockholders  at the Annual
               Meeting.........................................................................         __
Proposal 7:    Approval  of  an  amendment  to  our  1995  Employee   Stock  Option  and
               Appreciation  Rights  Plan to  increase  the  number  of shares of Common
               Stock that may be issued thereunder.............................................         __
Proposal 8:    Approval  of the  issuance  of  Common  Stock  upon  the  conversion  and exercise of Series B Preferred  Stock,  certain  warrants and convertible
               promissory notes................................................................         __
Proposal 9:    Approval  of the  issuance of Common  Stock upon the  exercise of certain
               warrants and the payment of certain Secured Notes...............................         __
Proposal 10:   Approval of EXTL Investors  owning 20% or more of our Common Stock now or
               in the future...................................................................         __
Proposal 11:   Approval  of the  issuance  of  Common  Stock  upon  the  conversion  and
               exercise of Series D Preferred Stock and certain warrants.......................         __
Independent Auditors...........................................................................         __
Incorporation by Reference.....................................................................         __
Stockholder Proposal and Other Matters.........................................................         __

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only holders of record of our Common Stock, our Series B Preferred Stock and our Series F Preferred Stock at the close of business on Friday, May 14, 1999, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On __________, 1999, there were issued and outstanding, and entitled to vote, ___________ shares of Common Stock, 500,000 shares of Series B Preferred Stock and 1,010,000 shares of Series F Preferred Stock.

     Each holder of our Common Stock of record on such date will be entitled to one vote on all matters to be voted upon at the Annual Meeting, including the election of Directors. The holders of our Series B Preferred Stock of record are generally entitled to one vote for each four shares of Series B Preferred Stock held on all matters to be voted upon at the Annual Meeting except for Proposal
8. The holders of our Series F Preferred Stock of record are generally entitled to one vote for each four shares of Series F Preferred Stock held on all matters to be voted upon at the Annual Meeting. Our Common Stock, Series B Preferred Stock and Series F Preferred Stock vote as a single class. Holders of a majority of the Common Stock, Series B Preferred Stock and Series F Preferred Stock represented at a meeting may approve most actions submitted to the stockholders. Cumulative voting in the election of Directors is not permitted.

     A majority of our outstanding Common Stock, Series B Preferred Stock and Series F Preferred Stock represented in person or by Proxy and entitled to vote will constitute a quorum at the Annual Meeting. Any stockholder present in person or by Proxy who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, at any meeting of stockholders at which a quorum is present, the required vote is as follows: (a) the affirmative vote of a plurality of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to elect the seven nominees for Directors, (b) the affirmative vote of a majority of the shares of Common Stock and Series F Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to approve Proposal 8 and (c) the affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to approve the other matters at the Annual Meeting. In such a case, the aggregate number of votes cast by all stockholders present in person or by Proxy will be used to determine whether a motion will carry.

     All votes will be tabulated by the inspector of elections (the "Inspector") appointed for the Annual Meeting who will, for each proposal to be voted on, determine the number of shares outstanding, the number of shares entitled to vote, the number of shares represented at the Annual Meeting, the existence of a quorum, and the authenticity, validity and effect of all proxies received by the Company. The Inspector will also separately tabulate affirmative and negative votes and broker "non-votes", and determine the result for each proposal.

     An abstention from voting on a matter by a stockholder present in person or by Proxy at the Annual Meeting will have no effect on the item on which the stockholder abstains from voting. In addition, although broker "non-votes" will be counted for purposes of determining a quorum, they will have no effect on the vote on matters at the Annual Meeting. All valid Proxies received may be voted at the discretion of the proxy holders named therein for adjournments or postponements or other matters that may properly come before the Annual Meeting. The proxy holders may exercise their discretion to vote all valid Proxies for an adjournment or postponement in the absence of a quorum, to the extent necessary to facilitate the tabulation process or in other cases.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the number and percentage of shares of our Common Stock owned beneficially, as of April 15, 1999, by each of our Directors, Director nominees, Named Executive Officers and by all of our Directors and executive officers as a group. Information as to beneficial ownership is based upon statements furnished to us by such persons.

Name and Address                                           Number of Shares                     Percent of
of Beneficial Owner                                        Owned of Record                     Common Stock
                                                         and Beneficially (1)                Outstanding (2)
Christopher J. Vizas                                         224,844 (3)                          1.04%
2000 Pennsylvania Avenue, N.W.
Suite 4800
Washington, D.C.  20006

Edward J. Gerrity, Jr.                                       117,150 (4)                            *
7 Sunset Lane
Rye, New York  10580

Anthony Balinger                                              98,664 (5)                            *
CLI Building, Room 2503
313-317 Hennessy Road
Wanchai, Hong Kong

David W. Warnes                                               71,000 (6)                            *
1330 Charleston Road
Mountain View, California  94043

Richard A. Krinsley                                          120,182 (7)                            *
201 West Lyon Farm
Greenwich, Connecticut  06831

Martin L. Samuels                                             97,000 (8)                            *
3675 Delmont Avenue
Oakland, California  94605

Donald H. Sledge                                              70,000 (9)                            *
27 Cherry Hills Court
Alamo, CA  94507

James O. Howard                                              45,000 (10)                            *
2601 Airport Drive, Suite 370
Torrance, California  90505

John E. Koonce                                               98,525 (11)                            *
11416 Empire Lane
Rockville, Maryland  20852

Name and Address                                           Number of Shares                     Percent of
of Beneficial Owner                                        Owned of Record                     Common Stock
                                                         and Beneficially (1)                Outstanding (2)
Hsin Yen                                                     71,937 (12)                            *
IDX International, Inc.
11410 Isaac Newton Square,
Suite 100
Reston, Virginia  20190

Richard Chiang                                               404,148 (13)                         1.86%
Princeton Technology Corporation
2F, No. 233-1, Bao Chiao Road
Hsin Tien, Taipei Hsien, Taiwan, R.O.C.

John H. Wall                                                      0                                 *
8005 North MacArthur Blvd., Apt. 3014
Irving, TX 75063

Allen Mandel                                                 79,688 (14)                            *
9362 S. Mountain Street
Highlands Beach, CO  80126

W. P. Colin Smith, Jr.                                       11,333 (15)                            *
4260 E. Evans Avenue
Denver, CO  80222

Anne Haas                                                    15,617 (16)                            *
4260 E. Evans Avenue
Denver, CO  80222

All Named Executive Officers and Directors as a             1,524,548 (17)                        6.72 %
Group (14 persons)

----------
*    Less than 1%

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from April 15, 1999. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated. This table includes shares of common stock subject to outstanding options granted pursuant to eGlobe's option plans.

(2) For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person, but were deemed not to be outstanding in determining the percentage owned by any other person.

(3) Includes options to purchase 184,844 shares of common stock exercisable within 60 days from April 15, 1999. Does not include options to purchase 350,000 shares of common stock which are not exercisable within such period.

(4) Includes 1,100 shares held by Mr. Gerrity as a trustee and options to purchase 106,050 shares of common stock exercisable within 60 days from April 15, 1999. Does not include options to purchase 1,331 shares of common stock which are not exercisable within such period.

(5) Includes options to purchase 97,664 shares of common stock exercisable within 60 days from April 15, 1999. Does not include options to purchase 21,667 shares of common stock which are not exercisable within such period.

(6) Consists solely of options to purchase common stock exercisable within 60 days from April 15, 1999.

(7) Includes options to purchase 56,000 shares of common stock exercisable within 60 days from April 15, 1999.

(8) Includes options to purchase 40,000 shares of common stock exercisable within 60 days from April 15, 1999.

(9) Consists solely of options to purchase common stock exercisable within 60 days from April 15, 1999.

(10) Consists solely of options to purchase common stock exercisable within 60 days from April 15, 1999.

(11) Consists solely of options to purchase common stock exercisable within 60 days from April 15, 1999. Does not include options to purchase 75,000 shares of common stock which are not exercisable within such period.

(12) Includes (1) 57,696 shares of common stock issuable within 60 days from April 15, 1999 upon the conversion of the Series B Convertible Preferred Stock and (2) warrants to purchase 1,246 shares of common stock owned by HILK International, Inc. of which Mr. Yen is the sole stockholder. Does not include warrants owned by HILK International, Inc. to purchase 72,120 shares of common stock not exercisable within such period.

(13) Includes (1) 395,608 shares of common stock issuable within 60 days from April 15, 1999 upon the conversion of the Series B Convertible Preferred Stock and (2) warrants to purchase 8,540 shares of common stock owned by Tenrich Holdings Ltd., of which Mr. Chiang is the sole stockholder. Does not include warrants owned by Tenrich Holdings Ltd. to purchase 494,510 shares of common stock not exercisable within such period.

(14) Includes options to purchase 71,778 shares of common stock exercisable within 60 days from April 15, 1999. Does not include options to purchase 45,898 shares of common stock which are not exercisable within such period.

(15) Consists solely of options to purchase common stock exercisable within 60 days from April 15, 1999. Does not include options to purchase 80,334 shares of common stock not exercisable within 60 days from April 15, 1998.

(16) Consists solely of options to purchase common stock exercisable within 60 days from April 15, 1999. Does not include options to purchase 21,666 shares of common stock which are not exercisable within such period.

(17) Includes (1) options to purchase 867,811 shares of common stock exercisable within 60 days from April 15, 1999, (2) 453,304 shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock within 60 days from April 15, 1999 and (3) warrants to purchase 9,786 shares of common stock exercisable within 60 days from April 15, 1999. Does not include (1) options to purchase 595,896 shares of common stock or (2) warrants to purchase 566,630 shares of common stock not exercisable within such period.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the number and percentage of shares of our Common Stock owned beneficially, as of April 15, 1999, by any person who is known to us to be the beneficial owner of 5% or more of our Common Stock. Information as to beneficial ownership is based upon statements furnished to us by such persons.

                                                        Number of Shares                       Percent of
Name and Address                                         Owned of Record                      Common Stock
of Beneficial Owner                                   and Beneficially (1)                  Outstanding (2)
EXTL Investors LLC (3)                                      4,555,000                            19.9%
850 Cannon, Suite 200
Hurst, Texas 76054

                                                            2,047,500                            8.75%
Vintage Products, Ltd. (4)
111 Arlosorov Street
Tel Aviv, Israel

----------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from April 15, 1999. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated.

(2) For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.

(3) Includes 1,555,000 shares of common stock issuable within 60 days from April 15, 1999 upon the conversion of the 8% Series E Cumulative Convertible Redeemable Preferred Stock ("Series E Preferred Stock"). Does not include (a) 797,941 additional shares of common stock issuable upon conversion of the Series E Preferred Stock or warrants to purchase 1,000,000 shares of Common Stock which may not be issued, unless stockholder approval is obtained, if it would cause EXTL Investors to hold 20% or more of our common stock outstanding or (b) warrants to purchase 1,500,000 shares of common stock, 500,000 of which are presently exercisable, but where we will issue shares of a new series of non-voting stock upon exercise unless stockholder approval has been obtained. Stockholder approval is being sought at the Annual Meeting (see Proposals 6 and 7).

(4) Includes (a) 1,875,000 shares of common stock issuable within 60 days from April 15, 1999 upon the conversion of 8% Series D Cumulative Convertible Preferred Stock ("Series D Preferred Stock") and (b) warrants to purchase 172,500 shares of common stock exercisable within 60 days from April 15, 1999. Does not include 1,365,000 shares issuable upon the conversion of the shares of Series D Preferred Stock and exercise of related warrants which are to be sold to Vintage upon our registration of the shares listed in the table above. Does not include an indefinite number of shares that could become issuable upon conversion of the Series D Preferred Stock if the conversion price becomes based on market price. This will occur if we do not have positive EBITDA and we fail to complete a public offering of equity securities at a price of at least $3.00 per share and with gross proceeds to us of at least $20 million on or before the end of the third fiscal quarter of 1999 (see Proposal 9).

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Our Board of  Directors  recommends  the election as Directors of the seven
(7) nominees listed below. The seven nominees, if elected, will hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Proposal 4 as contained in the proxy statement would amend our Restated Certificate of Incorporation to provide for staggered three (3) year terms for the members of the Board of Directors. If Proposal 4 is approved by the stockholders, the Directors who are elected shall fill the terms as designated below:

Class I Directors:    Richard Chiang, David W. Warnes
Class II Directors:   John H. Wall, Donald H. Sledge
Class III Directors:  Christopher J. Vizas, Richard A. Krinsley, James O. Howard

     Class I Directors' initial terms would expire at the 2000 annual meeting of stockholders, Class II Directors' initial terms would expire at the 2001 annual meeting of stockholders, and Class III Directors' terms would expire at the 2002 annual meeting of stockholders. In the event that the Proposal 4 is not approved, the terms of each of the elected Directors will expire at the next annual meeting of stockholders or when their successors are elected and qualified.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:

                                                                                                         Director
Name of Nominee                               Age     Position With the Company                          Since
---------------                               ---     -------------------------                          --------
Christopher J. Vizas                           49     Chairman of the Board                              1997
                                                      and Chief Executive Officer
David W. Warnes                                52     Director                                           1995
Richard A. Krinsley                            68     Director                                           1995
Donald H. Sledge                               58     Director                                           1997
James O. Howard                                56     Director                                           1998
Richard Chiang                                 43     Director                                           1998
John H. Wall                                   33     Nominee for Director                               N/A

     It is intended that shares represented by Proxies in the accompanying form will be voted "For" the election of the nominees named below unless a contrary direction is indicated. If at the time of the Annual Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by our Board of Directors.

     The affirmative vote of a plurality of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F
Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting, voting together as a single class, is required to elect directors.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

     Set forth below are the names of all of our Director nominees and Executive Officers, all positions and offices held by each such person, the period during which each person has served as such, and the principal occupations and employment of each such person during the last five years:

     CHRISTOPHER J. VIZAS, age 49, has been a Director of the Company since October 25, 1997 and the Chairman of our Board of Directors since November 10, 1997. Mr. Vizas served as our acting Chief Executive Officer from November 10, 1997 to December 5, 1997, on which date he became our Chief Executive Officer. Before joining the Company, Mr. Vizas was a co-founder of, and since October 1995, has served as Chief Executive Officer of Quo Vadis International, an investment and financial advisory firm. Before forming Quo Vadis International, he was Chief Executive Officer of Millennium Capital Development, a merchant banking firm, and of its predecessor Kouri Telecommunications & Technology. Before joining Kouri, Mr. Vizas shared in the founding and development of a series of technology companies, including Orion Network Systems, Inc. of which he was a founder and a principal executive. From April 1987 to 1992, Mr. Vizas served as Vice Chairman of Orion, an international a satellite communications company, and served as a Director from 1982 until 1992. Mr. Vizas has also held various positions in the United States government.

     DAVID W. WARNES, age 52, has been a Director of the Company since June 30, 1995. Mr. Warnes has been the Chief Operating Officer of Global Light Telecommunications Inc. since September 1997 and a Director since June 1997. He has been the President and Chief Executive Officer of Vitacom, a subsidiary of Highpoint, since December 1995, and President and CEO of Highpoint since April 1998. Previously, Mr. Warnes held various senior management and executive positions with Cable and Wireless or its affiliated companies for two decades. From October 1992 through October 1995, he was Vice President, Operations and Chief Operating Officer, and from August 1994 through October 1995, he was Assistant Managing Director of Tele 2, a telecommunications service provider in Sweden partially owned Cable and Wireless. From August 1988 through June 1992, he was a principal consultant and General Manager, Business Development of IDC, an international telecommunications service provider based in Japan and partially owned by Cable and Wireless. Mr. Warnes is a Chartered Engineer, a Fellow of the Institution of Electrical Engineers, and a graduate of the University of East London.

     JAMES O. HOWARD, age 56, has been a Director of the Company since January 16, 1998. Since 1990, Mr. Howard has served as the Chief Financial Officer and a member of the management committee of Benton International, Inc., a wholly owned subsidiary of Perot Systems Corporation. From 1981 to 1990, Mr. Howard was employed by Benton International, Inc. as a consultant and sector manager. Before joining Benton International, Inc., Mr. Howard held a number of legal positions in the federal government, including General Counsel of the National Commission on Electronic Fund Transfers.

     RICHARD A. KRINSLEY, age 68, has been a Director of the Company since June 30, 1995. Mr. Krinsley retired in 1991 as the Executive Vice President and
Publisher of Scholastic Corporation; a publicly held company traded on the Nasdaq Stock Market. He is presently, and has been since 1991, a member of Scholastic's Board of Directors. While employed by Scholastic between 1983 and 1991, Mr. Krinsley, among many other duties, served on that company's management committee. From 1961 to 1983, Mr. Krinsley was employed by Random House where he held, among other positions, the post of Executive Vice President. At Random House, Mr. Krinsley also served on that company's executive committee.

     DONALD H. SLEDGE, age 58 has been a Director of the Company since November 10, 1997. Mr. Sledge has served as vice chairman, President and Chief Executive Officer of TeleHub Communications Corp., a privately held technology development company, since 1996. Mr. Sledge served as President and Chief Operating Officer of West Coast Telecommunications, Inc., a long distance company, from 1994 to 1995. From 1993 to 1994, Mr. Sledge was employed by New T&T, a Hong Kong-based company, as head of operations. Mr. Sledge was Chairman and Chief Executive

Officer of Telecom New Zealand International from 1991 to 1993 and the Managing Director of Telecom New Zealand International's largest local carrier from 1988 to 1991. Mr. Sledge is currently Chairman of the Board of United Digital Network, a small interexchange carrier that operates primarily in Texas, Oklahoma, Arizona and California. Mr. Sledge is a member of the Board of Advisors of DataProse and serves as a director of AirCell Communications, Inc. He also serves as advisor and board member to several small technology-based start-up companies.

     RICHARD CHIANG, age 43, has been a Director of the Company since December 2, 1998. Mr. Chiang has been the Chairman and President of Princeton Technology, Corp. since 1986 and Chairman since 1996. He has been on the Board of Directors of Taitron Companies, Inc. and Buslogic, Inc. since 1989 and Alliance Venture Capital Corp since 1996. Mr. Chiang served as Chairman for IDX International, Inc. from 1997 to 1998. Mr. Chiang currently sits on the Board of Proware Technology, Corp. which is a RAID subsystem business and as a Chairman at Advanced Communication Devices, Corp. whose primary business is Networking Switch Controller Chips. He has served with these two companies since 1996.

     JOHN H. WALL, age 33, a nominee for Director of the Company, has been the Vice President and Chief Technology Officer for Insurdata Incorporated, a healthcare technology solutions and services provider, since March 3, 1998. Prior to joining Insurdata, Mr. Wall served as Chief Technical Officer for BT Systems Integrators, a provider of imaging and information management solutions from 1996 to 1998. Mr. Wall also was employed as an engineer and technical analyst by Georgia Pacific and Dana Corporation from 1995 to 1996 and 1988 to 1995, respectively.

     ALLEN MANDEL, age 60, serves as Senior Vice President, Corporate Affairs of the Company. Mr. Mandel is a Certified Public Accountant. He has held various positions at the Company since 1991. Prior to that he worked in public accounting for 20 years including serving as partner at Goldstein, Golub, Kessler & Company, a public accounting firm, from 1969 to 1984.

     ANTHONY BALINGER, age 45, has been a Director of the Company since March 15, 1995. Mr. Balinger has held a variety of positions at the Company since his arrival in 1993. He served as our President from April 25, 1995 to November 10, 1997 and also served as our Chief Executive Officer from January 3, 1997 to November 10, 1997. On November 10, 1997, he was appointed as our Senior Vice President and Vice Chairman. Prior to his employment with the Company, Mr. Balinger held positions at Optus Communications, Cable and Wireless and British Telecom. Mr. Balinger is a Director and 45% stockholder of Executive Card Services HK Ltd. which provides printing services to an affiliate of the Company in Hong Kong.

     JOHN E. KOONCE, age 56, has been a Director of the Company since March 27, 1998. In April 1998, Mr. Koonce was also engaged to serve as a financial advisor to the Company and effective September 1, 1998 became our Chief Financial Officer. Mr. Koonce served as Chief Financial Officer of Orion Network Systems, Inc. from 1990 to 1993. During 1981-89, Mr. Koonce was employed by Biotech Capital Corporation and its successor, Infotechnology, Inc. where he served in the positions of Chief Financial Officer and President. During this time, he also served on the boards of several public and private companies. Before 1981, Mr. Koonce worked for the accounting firm Price Waterhouse at various domestic and foreign offices.

     W.P. COLIN SMITH JR., age 55, was named our Vice President of Legal Affairs and General Counsel on February 1, 1998. From 1972 to February 1998, Mr. Smith was a professor of law at the New England School of Law. Mr. Smith's areas of legal expertise include business organizations, dispute resolution and practice management. In addition to his teaching, Mr. Smith also ran a private consulting practice that specialized in issues of corporate governance and entrepreneurial ventures.

     ANNE HAAS, age 48, was appointed our Vice President, Controller and Treasurer on October 21, 1997. Ms. Haas served as the Vice President of Finance of Centennial Communications Corp., a start-up multi-national two way radio company, during 1996-97. From 1992 to 1996, Ms. Haas served as Controller of Quark, Inc., a multi-national desk top publishing software company. Before 1992, Ms. Haas worked for the accounting firm of Price Waterhouse in San Jose, California and Denver, Colorado.

     Directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are elected and qualified. If Proposal 4 is approved by the stockholders, the directors will serve staggered three year terms. Executive Officers serve at the pleasure of our Board or until the next annual meeting of stockholders. There are no family relationships between our Directors and Executive Officers.

                MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

     Our Board is entrusted with managing our business and affairs. Pursuant to the powers bestowed upon our Board by our Amended and Restated Bylaws, as amended (the "Bylaws"), our Board may establish committees from among its members. In addition, the Bylaws provide that our Board must annually appoint officers of the Company to manage the affairs of the Company on a day to day basis as set forth in the Bylaws or as otherwise directed by our Board. During the fiscal period ended December 31, 1998, there were a total of 10 meetings held by our Board of Directors. All of the Directors attended at least 75% of the meetings held by our Board of Directors during the fiscal period ended December 31, 1998 (with the exception of Messrs. Yen and Chiang, who attended at least 75% of all such meetings after becoming Directors).

     In April 1998, our Board reconstituted the then-existing committees of the Company as four standing committees of our Board: the Executive Committee, the Audit Committee, the Finance Committee and the Compensation Committee. We do not have a Nominating Committee.

     The Executive Committee oversees activities in those areas not assigned to other committees of our Board and has the full power and authority of our Board to the extent permitted by Delaware law. Our Executive Committee is presently comprised of Messrs. Warnes, Sledge and Vizas.

     The Audit Committee's duties include making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans and results of the audit engagement, reviewing and approving professional services rendered by the independent public accountants, reviewing the independence of the independent public accountants, considering the range of audit and non-audit fees, reviewing the adequacy of our internal auditing controls; and reviewing situations or transactions involving actual or potential conflicts of interest. Our Audit Committee is presently comprised of Messrs. Howard and Samuels.

     The Finance Committee was established by our Board in April 1998 and is responsible for matters relating to the development and implementation of plans to finance our growth and other financial matters and issues affecting the Company. Our Finance Committee is presently comprised of Messrs. Koonce, Howard and Vizas (in an ex officio capacity).

     The Compensation Committee is responsible for approving all compensation for senior officers and employees, makes recommendations to our Board with respect to the grant of stock options and eligibility requirements, including grants under and the requirements of our stock option plans and may make grants to Directors under such stock option plans. Our Compensation Committee is presently comprised of Messrs. Vizas, Krinsley and Gerrity.

     The Executive Committee held 8 meetings during the fiscal period ended December 31, 1998. The Audit Committee held 6 meetings during the fiscal period ended December 31, 1998. The Finance Committee held 6 meetings during the fiscal period ended December 31, 1998. The Compensation Committee held 6 meetings during the fiscal period ended December 31, 1998.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table summarizes the compensation for the three most recent fiscal periods ended December 31, 1998, March 31, 1998 and March 31, 1997 of our Chief Executive Officer and the most highly compensated other executive officers whose total annual salary and bonus exceed $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                                  ----------------------------
                                                 Annual Compensation                        Awards
                                      ------------------------------------------- ----------------------------
                                                                    Other                        Securities
                                                                    Annual        Restricted     Underlying
Name and Principal                                                  Compensation  Stock          Options/
Position                  Year        Salary ($)      Bonus ($)     ($)           Awards ($)     SARs
------------------------- ----------- --------------- ------------- ------------- -------------- -------------
Christopher J. Vizas        *1998         153,847             0            0              0          110,000
Chairman and Chief           1998          62,308             0            0              0          520,000
Executive Officer (1)        1997               0             0            0              0                0

W.P. Colin Smith            *1998          91,539        25,000            0              0           25,000
Vice President               1998          11,538             0            0              0          100,000
Legal Affairs (2)            1997               0             0            0              0                0

Anthony Balinger            *1998         103,846            0         9,600             0            45,000
Senior Vice President        1998         150,000            0             0         7,875            84,310
and Vice Chairman (3)        1997         109,612        8,000        28,500             0            50,000

* Nine month period ended December 31, 1998

----------
(1) Mr. Vizas has served as our Chief Executive Officer since December 5, 1997. From November 10, 1997 to December 5, 1997, Mr. Vizas served as our acting Chief Executive Officer. Mr. Vizas' employment agreement provides for a base salary of $200,000, performance based bonuses of up to 50% of base salary and options to purchase up to 500,000 shares, subject to various performance criteria. See "Employment Agreements, Termination of Employment and Change in Control Arrangements."

(2) Mr. Smith has served as our Vice President of Legal Affairs since February 1, 1998. Mr. Smith's employment agreement provides for a base salary of $135,000, performance based bonuses of up to $50,000 and options to purchase up to 100,000 shares, subject to various performance criteria. See "Employment Agreements, Termination of Employment and Change in Control Arrangements."

(3) Mr. Balinger served as our President from April 1995 until November 10, 1997. Mr. Balinger served as Chief Executive Officer from January 3, 1997 through November 10, 1997. Mr. Balinger has served as our Senior Vice President and Vice Chairman since November 6, 1997. Amounts shown as Other Annual Compensation consist of an annual housing allowance paid to Mr. Balinger while he resided in the United States and while he resides in Hong Kong. See "Employment Agreement, Termination of Employment and Change of Control Agreements."

                     OPTION/SAR GRANTS IN LAST FISCAL PERIOD

     The following table sets forth the information concerning individual grants of stock options and stock appreciation rights ("SARs") during the last periods to each of the Named Executive Officers during such periods. All of the options granted in the nine month period ended December 31, 1998 to the Named Executive Officers have a five year term. A total of 947,500 options were granted to employees of the Company in the nine month period ended December 31, 1998 under our 1995 Employee Stock Option and Appreciation Rights Plan.

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                                                                         Annual Rates of
                                                                                           Stock Price
                                                                                        Appreciation for
                               Individual Grants                                           Option Term
---------------------------------------------------------------------------------    ------------------------
                            Number of        % of Total
                            Securities       Options/SARs
                            Underlying       Granted to      Exercise or
                            Options/SARs     Employees in    Base Price     Expiration
Name                        Granted (#)      Fiscal Period   ($/Sh)         Date          5% ($)        10% ($)
--------------------------- ---------------- --------------- -------------- ------------- ------------- -----------
Christopher J. Vizas           10,000         1.06%                $3.18         04/01/03    $  8,808  $ 19,463
                              100,000         10.55%               $1.57         12/27/03    $      0  $      0

W.P. Colin Smith               25,000         2.64%                $1.57         12/27/03    $      0  $      0

Anthony Balinger               10,000         1.06%                $3.18         04/01/03    $  8,808  $ 19,463
                               10,000         1.06%                $3.68         04/16/03    $ 10,269  $ 22,596
                               25,000         2.64%                $1.57         12/27/03    $      0  $      0

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL PERIOD
                     AND FISCAL PERIOD-END OPTION/SAR VALUES

The following table sets forth information concerning each exercise of stock options during the last fiscal period by each of the named Executive Officers during such fiscal period and the fiscal period end value of unexercised options.

                                                                          Number of
                                                                          Securities           Value of
                                                                          Underlying           Unexercised
                                                                          Unexercised          In-The-Money
                                                                          Options/SARs at      Options/SARs at
                                                                          FP-End               FP End ($)

Name                             Shares Acquired                          Exercisable/        Exercisable/
                                 on Exercise (#)   Value Realized ($)     Unexercisable       Unexercisable
-------------------------------- ----------------- ---------------------- ------------------- -------------------

Christopher J. Vizas                    0                 0               110,000/-           $     0/-

W.P. Colin Smith                        0                 0               25,000/-            $ 1,375/-

Anthony Balinger                        0                 0               45,000/-            $     0/-

----------
(1) Represents the aggregate number of stock options held as of December 31, 1998, including those which can and those which cannot be exercised pursuant to the terms and provisions of our current stock option plans.

(2) Values were calculated by multiplying the closing transaction price of the common stock as reported on the Nasdaq National Market on December 31, 1998 of $1.625 by the respective number of shares of common stock and subtracting the exercise price per share, without any adjustment for any termination or vesting contingencies.


COMPENSATION OF DIRECTORS

     Effective November 10, 1997, and contingent upon our experiencing a fiscal quarter of profitability, members of our Board receive a Director's fee of $500 for each regular meeting and committee meeting attended. Our directors are also reimbursed for expenses incurred in connection with attendance at Board meetings.

     During the fiscal periods ended 1995, 1996 and 1997, under our 1995 Directors Stock Option and Appreciation Rights Plan (as amended, the "Directors Stock Option Plan"), which then provided for automatic annual grants, each Director received an annual grant of ten year options to purchase 10,000 shares at an exercise price equal to the fair market value of our Common Stock on the date of grant. Commencing with the amendments to the Directors Stock Option Plan which were approved by our stockholders at the 1997 annual meeting held on February 26, 1998, options to Directors may be made at the discretion of our Board of Directors or Compensation Committee and there are no automatic grants.

     Effective November 10, 1997, each Director who continued to serve on our Board after subsequent stockholder meetings (other than members of the Compensation Committee) was granted two options under the Directors Stock Option Plan, each to purchase 10,000 shares of Common Stock with each option being effective for five years terms commencing on April 1, 1998 and 1999, respectively, with each such option vesting only upon the achievement of certain corporate economic and financial goals to be set by our Board and having an exercise price per share equal to the market price per share at the close of trading on the date they become effective.

     On June 18, 1998 Mr. Sledge and Mr. Warnes were granted options to purchase 15,000 shares of Common Stock at $2.719 per share, the fair market value on the date of the grant, each of which vested on the date of grant and has a term of five years. On December 16, 1998, each of Messrs. Gerrity, Warnes, Krinsley, Sledge, Samuels and Howard received an option to purchase 25,000 shares of Common Stock at $1.813 per share, the fair market value on the date of the grant, which vested on the grant date and has a term of five years. On December 27, 1998, options to purchase 10,000 shares of Common Stock that were granted on November 10, 1997 to each of Messrs. Gerrity, Warnes, Krinsley, Balinger, Samuels, and Sledge expired. On December 31, 1998, options to purchase 10,000 shares of Common Stock that were granted on April 1, 1998 to each of Messrs. Gerrity, Warnes, Krinsley, Sledge, Samuels and Howard expired. Both groups of the expired options, noted above, vested only upon the achievement of certain corporate economic and financial goals which were not achieved.

     On April 16, 1998, Mr. Balinger was granted options to purchase an aggregate of 10,000 shares of Common Stock. Such options have a term of five years and vest in three equal annual installments, beginning on April 16, 1999, at an exercise price per share equal to $3.68, the fair market value on the date of the grant. These options vest only upon the achievement of certain performance goals to be set by the Chief Executive Officer.

     On December 27, 1998, Mr. Vizas was granted bonus options to purchase an aggregate of 50,000 shares of Common Stock. Such options have a term of five years and vest in ninety days from the grant date, at an exercise price per share equal to $1.57, the fair market value on the date of the grant. In addition, Mr. Vizas was granted options on December 27, 1998 to purchase an aggregate of 50,000 shares of Common Stock at $1.57 per share, the fair market value on the date of the grant. Such options have a term of five years and vest in three equal annual installments, beginning on December 27, 1999. These options vest only upon the achievement of certain performance goals to be set by our Board. On December 5, 1998 options to purchase 100,000 shares of Common Stock that were granted on December 5, 1997 to Mr. Vizas expired. These options vested only upon the achievement of certain performance goals which were not achieved.

     On December 27, 1998, Mr. Balinger was granted bonus options to purchase an aggregate of 10,000 shares of Common Stock. Such options have a term of five years and vest in ninety days from the grant date, at an exercise price per share equal to $1.57, the fair market value on the date of the grant. In addition, Mr. Balinger was granted options on December 27, 1998 to purchase an aggregate of 15,000 shares of Common Stock at $1.57 per share, the fair market value on the date of the grant. Such options have a term of five years and vest in three equal annual installments, beginning on December 27, 1999. These options vest only upon the achievement of certain performance goals to be set by the Chief Executive Officer.


EMPLOYMENT   AGREEMENTS,   TERMINATION  OF  EMPLOYMENT  AND  CHANGE  IN  CONTROL
ARRANGEMENTS

     C. Vizas. Effective December 5, 1997, we entered into a three year employment agreement with Christopher J. Vizas, our Chief Executive Officer. Mr. Vizas' employment agreement provides for a minimum salary of $200,000 per annum, reimbursement of certain expenses, annual bonuses based on financial performance targets to be adopted by the Company and Mr. Vizas, and the grant of options to purchase an aggregate of 500,000 shares of Common Stock. The options granted to Mr. Vizas pursuant to his employment agreement are comprised of (a) options to purchase 50,000 shares of Common Stock at an exercise price of $2.32 which vested upon their grant, (b) options to purchase

50,000 shares of Common Stock at an exercise price of $2.32 which vested on December 5, 1998 (contingent upon Mr. Vizas' continued employment as of such date), (c) options to purchase up to 100,000 shares of Common Stock at an exercise price of $2.32 which vested on December 5, 1998 (but which expired due to the Company's failure to achieve certain financial performance targets), (d) options to purchase 50,000 shares at an exercise price of $3.50 which vest on December 5, 1999 (contingent upon Mr. Vizas' continued employment as of such date), (e) options to purchase up to 100,000 shares of Common Stock at an exercise price of $3.50 which vest on December 5, 1999 (contingent upon Mr. Vizas' continued employment as of such date and the attainment of certain financial performance targets), (f) options to purchase 50,000 shares at an exercise price of $4.50 which vest on December 5, 2000 (contingent upon Mr. Vizas' continued employment as of such date), and (g) options to purchase up to 100,000 shares of Common Stock at an exercise price of $4.50 which vest on December 5, 2000 (contingent upon Mr. Vizas' continued employment as of such date and the attainment of certain financial performance targets). Each of the options has a term of five years.

     Mr. Vizas' employment agreement provides that, if we terminate Mr. Vizas' employment other than pursuant to a "termination for cause," Mr. Vizas shall continue to receive, for one year commencing on the date of such termination, his full base salary, any bonus that is earned after the termination of employment, and all other benefits and compensation that Mr. Vizas would have been entitled to under his employment agreement in the absence of termination of employment (the "Vizas Severance Amount"). "Termination for cause" is defined under Mr. Vizas employment agreement as termination by the Company because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or material breach of any provision of his employment agreement.

     If there is an early termination of Mr. Vizas' employment following a "change of control," Mr. Vizas would be entitled to a lump cash payment equal to the Vizas Severance Amount. Additionally, if during the term of Mr. Vizas' employment agreement there is a "change in control" of the Company and in connection with or within two years after such change of control we terminate Mr. Vizas' employment other than "termination for cause," all of the options described above will vest in full to the extent and at such time that such options would have vested if Mr. Vizas had remained employed for the remainder of the term of his employment agreement. A "change of control" is deemed to have taken place under Mr. Vizas employment agreement, among other things, if (a) any person becomes the beneficial owner of 20% or more of the total number of voting shares of the Company; (b) any person becomes the beneficial owner of 10% or more, but less than 20%, of the total number of voting shares of the Company, if our Board of Directors makes a determination that such beneficial ownership constitutes or will constitute control of the Company; or (c) as the result of any business combination, the persons who were directors of the Company before such transaction shall cease to constitute at least two-thirds of our Board of Directors.

     A. Balinger. On September 22, 1997, we entered into a new three year employment agreement with Anthony Balinger. Pursuant to his new employment agreement, Mr. Balinger served as our President and Chief Executive Officer until November 10, 1997 when he resigned that position and was appointed our Senior Vice President and Vice Chairman. Mr. Balinger's employment agreement provides for a minimum salary of $150,000 per annum, reimbursement of certain expenses, a $1,600 per month housing allowance, and payment for health, dental and disability insurance and various other benefits. Mr. Balinger's employment agreement also provides for payment of one year severance pay paid out over time, relocation to the Philippines, buy-out of his auto lease and a 90 day exercise period for his vested options after termination if we terminate Mr. Balinger without "cause." "Cause" is defined as any criminal conviction for an offense by Mr. Balinger involving dishonesty or moral turpitude, any misappropriation of Company funds or property or a willful disregard of any directive of our Board of Directors. This employment agreement superseded a prior employment agreement.

     C. Smith. On February 1, 1998, the Company entered into an employment agreement with Colin Smith pursuant to which Mr. Smith agreed to serve as Vice President of Legal Affairs and General Counsel of the Company through December 31, 2000. Mr. Smith's employment agreement provides for a minimum salary of $125,000 per annum, reimbursement of certain expenses, annual and quarterly bonuses based on financial performance targets to be adopted by the Chairman and Chief Executive Officer and Mr. Smith, and the grant of options to purchase an aggregate of 100,000 shares of Common Stock. The options granted to Mr. Smith pursuant to his employment agreement are comprised of (a) options to purchase 33,333 shares of Common Stock at an exercise price of $3.125 which vested on February 1, 1999 (but which expired due to the Company's failure to achieve certain financial performance targets), (b) options to purchase 33,333 shares of Common Stock at an exercise price of $3.125 which will vest on February 1, 2000 (contingent upon Mr. Smith's continued employment as of such date and the attainment of certain financial performance targets) and (c) options to purchase 33,334 shares of Common Stock at an exercise price of $3.125 which will vest on February 1, 2001 (contingent upon Mr. Smith's continued employment as of such date and the attainment of certain financial performance targets). Each of the options have a term of five years. Vesting of all options will accelerate in the event that the current Chairman and Chief Executive Officer (Christopher J. Vizas) ceases to be our Chief Executive Officer and Mr. Smith's employment terminates or reasonable advance notice of such termination is given.

     Mr. Smith's employment agreement provides that, if we terminate Mr. Smith's employment other than pursuant to a "termination for cause" or after a material breach of the employment agreement by the Company, Mr. Smith shall continue to receive, for six months commencing on the date of such termination, his full base salary, any annual or quarterly bonus that has been earned before termination of employment or is earned after the termination of employment (where Mr. Smith met the applicable performance goals prior to termination and the Company meets the applicable Company performance goals after termination), and all other benefits and compensation that Mr. Smith would have been entitled to under his employment agreement in the absence of termination of employment (the "Smith Severance Amount"). A "termination for cause" is defined as termination by the Company because of Mr. Smith's (a) fraud or material misappropriation with respect to the business or assets of the Company; (b) persistent refusal or willful failure materially to perform his duties and responsibilities to the Company, which continues after Mr. Smith receives notice of such refusal or failure; (c) conduct that constitutes disloyalty to the Company and which materially harms the Company or conduct that constitutes breach of fiduciary duty involving personal profit; (d) conviction of a felony or crime, or willful violation of any law, rule, or regulation, involving moral turpitude; (e) the use of drugs or alcohol which interferes materially with Mr. Smith's performance of his duties; or (f) material breach of any provision of his employment agreement.

     If during the term of Mr. Smith's employment agreement there is a "change in control" of the Company and in connection with or within two years after such change of control we terminate Mr. Smith's employment other than a "termination for cause" or Mr. Smith terminates with good reason, we shall be obligated, concurrently with such termination, to pay the Smith Severance Amount in a single lump sum cash payment to Mr. Smith. A "change of control" is deemed to have taken place under Mr. Smith's employment agreement, among other things, if
(a) any person becomes the beneficial owner of 35% or more of the total number of voting shares of the Company, (b) the Company sells substantially all of its assets, (c) the Company merges or combines with another company and immediately following such transaction the persons and entities who were stockholders of the Company before the merger own less than 50% of the stock of the merged or combined entity, or (d) the current Chairman and Chief Executive Officer (Christopher J. Vizas) ceases to be our Chief Executive Officer.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Vizas, our Chief Executive Officer, serves as a member of the Compensation Committee of our Board of Directors. Although Mr. Vizas makes recommendations to the Compensation Committee of the Board of Directors with regard to the other executive officers, including Named Executive Officers, he did not participate in the Compensation Committee's deliberations with respect to his own compensation.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which includes Messrs. Vizas, Gerrity, and Krinsley, is responsible for approving all compensation for senior officers and employees, making recommendations to our Board with respect to the grant of stock options and eligibility requirements, including grants under and the requirements of our stock option plans and may make grants to directors under the Directors Stock Option Plan. The Compensation Committee believes that the actions of each executive officer have the potential to impact our short-term and long-term profitability and considers the impact of each executive officer's performance in designing and administering the executive compensation program.

     During the nine month period ended December 31, 1998, under the direction of our new Chairman and Chief Executive Officer (retained in December 1997), we hired a number of new executive officers. We negotiated compensation with each officer. The Compensation Committee has obtained two salary surveys, obtained by the Company regarding the compensation practices of other companies in the communications or related industries and believes that the new executive officers' compensation is consistent with salary surveys. In setting compensation, the Compensation Committee adhered to the following philosophy, objectives and policies:

     PHILOSOPHY AND OBJECTIVES. The purpose of our executive compensation program is to: (a) attract, motivate and retain key executives responsible for our success as a whole; (b) increase stockholder value; (c) increase our overall performance; and (d) increase the performance of the individual executive.

     EXECUTIVE COMPENSATION POLICIES. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate compensation with our short-term and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist us in attracting and retaining qualified executives. The two salary surveys, indicate that the levels of executive officers' overall compensation is at or below the mid range of salaries of similarly situated senior executives in the communications or related industries. In determining the incentive portions of executive compensation levels, particular factors apart from industry comparables which the Compensation Committee believes are important are growth in revenues, completion of our financing plans, or other major transactions or corporate goals, implementation of our strategic plan and, on a longer term basis, growth in stockholder value measured by stock price.

     Our executive compensation structure is comprised of base salary, annual cash performance bonuses, long-term compensation in the form of stock option grants, and various benefits, including medical, and other benefits generally available to all our employees.

     BASE SALARY. In establishing appropriate levels of base salary, the Compensation Committee negotiated with its new executives, considering their functions, the significant level of commitment required to advance the Company to a higher level of competitiveness, our size and growth rate and other factors. The Compensation Committee has obtained the salary surveys of similar companies in the local area. According to the surveys, executive base salaries generally were in the mid range salary levels of similarly sized companies in similar industries.

     ANNUAL PERFORMANCE BONUSES. During the nine month period ended December 31, 1998, the Compensation Committee placed increased reliance on cash bonuses as a significant portion of compensation for executives. Generally, potential bonuses have ranged up to 50% of a senior executive's annual base salary and are paid on a quarterly or annual basis. The actual amount of a bonus grant is determined based upon performance criteria detailed in written performance goals established based upon discussions between the senior executive and our human resource and/or senior management. Performance criteria include the achievement of financial targets expressed in gross revenues and EBITDA and other criteria based upon our performance and the individual's achievements during the course of the year.

     SALARY INCREASES AND BONUS AWARDS: The Compensation Committee expects that future salary increases and bonuses will be based on performance, either by the Company or individual performance by the executive officer.

     STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: The Compensation Committee expects that stock options will continue to play an important role in executive officer compensation. The Compensation Committee has decided not to grant any more tandem stock appreciation rights with stock options. The members of the Committee believe that stock options not only encourage performance by our executive officers but they align the interests of our executive officers with the interests of our stockholders. The number of stock options granted to each senior executive officer is determined subjectively, both at the time we hire that executive and subsequently for performance achievement, based on a number of factors, including the individual's anticipated degree of responsibility, salary level, performance milestones achieved and stock option awards by other similarly sized communications or related companies. Stock option grants by the Compensation Committee generally are under our Employee Stock Option and Appreciation Rights Plan at the prevailing market value and will have value only if our stock price increases. Grants made by the Compensation Committee generally vest in equal annual installments over the five year grant period. Executives must be employed by the Company at the time of vesting to exercise the options. Option grants to Messrs. Vizas, Smith and Balinger are discussed above under "Employment Agreements, Termination of Employment and Change in Control Arrangements."

     EMPLOYMENT AGREEMENTS. The Compensation Committee has previously authorized the agreements with the Named Executive Officers described above under "Employment Agreements, Termination of Employment and Change in Control Arrangements." The Compensation Committee did not, however, authorize new employment arrangements with any of the Named Executive Officers during the nine months ended December 31, 1998.

                                                        COMPENSATION COMMITTEE
                                                          Christopher J. Vizas
                                                          Edward J. Gerrity, Jr.
                                                          Richard A. Krinsley

STOCK PERFORMANCE CHART

     The following chart graphs the performance of the cumulative total return on the Company's Common Stock over a five-year period with the cumulative total return on the Standard and Poor's 500 Stock Index and the MSCI Telecommunications Index over the same periods, assuming the investment of $100 in each on December 31, 1993 and the reinvestment of all dividends. The MSCI Telecommunications Index is a full market-capitalization-weighted total return index, comprised of companies constituting a selected peer group of companies of comparable focus with the Company.


                 COMPARATIVE FIVE-YEAR TOTAL CUMULATIVE RETURNS
                   EXECUTIVE TELECARD, LTD., S&P 500 INDEX AND
                          MSCI TELECOMMUNICATIONS INDEX
                                [GRAPHIC OMITTED]

                          MSCI
    YEAR            TELECOMMUNICATIONS          EGLO         S&P 500
    ----            ------------------          ----         -------
    1993                 $100.00               $100.00       $100.00
    1994                 $94.00                $39.00         $98.00
    1995                 $115.62               $45.63        $131.32
    1996                 $121.40               $47.45        $157.58
    1997                 $149.32               $18.03        $206.43
    1998                 $223.98               $12.26        $262.17

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Exchange with Ronald Jensen. In December 1998, we reached an agreement with Mr. Ronald Jensen, who at the time was our largest stockholder. The agreement concerned settlement of unreimbursed costs and potential claims. Mr. Jensen had purchased $7.5 million of our Common Stock in a private placement in June 1997 and later was elected Chairman of our Board of Directors. After approximately three months, Mr. Jensen resigned his position, citing both other business demands and the challenges of managing our business. During his tenure as Chairman, Mr. Jensen incurred staff and other costs that were not billed to the Company. Also, Mr. Jensen subsequently communicated with our current management, indicating there were a number of issues raised during his involvement with the Company relating to the provisions of his share purchase agreement which could result in claims against us.

     To resolve all current and potential issues, Mr. Jensen agreed with us to exchange his then current holding of 1,425,000 shares of Common Stock for 75 shares of our 8% Series C Cumulative Convertible Preferred Stock ("Series C Preferred Stock"), which management estimated to have a fair market value of approximately $3.4 million and a face value of $7.5 million. The terms of the Series C Preferred Stock permitted Mr. Jensen to convert the Series C Preferred Stock into the number of shares equal to the face value of the preferred stock divided by 90% of the Common Stock market price, but with a minimum conversion price of $4.00 per share and a maximum of $6.00 per share, subject to adjustment if we issue Common Stock for less than the conversion price. Initially the Series C Preferred Stock was convertible into 1,875,000 shares of Common Stock. The difference between the estimated fair value of the Series C Preferred Stock issued and the market value of the Common Stock surrendered resulted in a one-time non-cash charge to our statement of operations of $1.0 million in the quarter ended September 30, 1998 with a corresponding credit to stockholders' equity.

     In connection with subsequent issuances of securities which are convertible into or exercisable for our Common Stock, the conversion price of the Series C Preferred Stock was adjusted downward. To encourage Mr. Jensen to exchange his Series C Preferred Stock prior to the time it became convertible, on February 16, 1999 we exchanged 3,000,000 shares of Common Stock for 75 shares of Series C Preferred Stock then held by Mr. Jensen. This exchange had the same economic effect as if the Series C Preferred Stock had been converted into Common Stock with an effective conversion price of $2.50 per share. The market value of the 1,125,000 incremental shares of common stock will be recorded as a dividend in the first quarter of 1999.

     Mr. Jensen transferred, or will transfer, all his interests in the 3,000,000 shares of Common Stock he received in exchange for the Series C Preferred Stock to EXTL Investors. Accordingly, Mr. Jensen is no longer, or will no longer be, a record holder of shares of our Common Stock.

     Officer Loans. On December 31, 1998 two officers of the Company each lent $50,000 to the Company for short term needs. The loans were repaid, including a 1% fee, in February, 1999.

     Series E Preferred Stock. In February 1999, we concluded a private placement of $5 million with EXTL Investors LLC, which is now our largest stockholder. We sold 50 shares of our 8% Series E Cumulative Convertible Redeemable Preferred Stock (the "Series E Preferred Stock"), and warrants (the "Series E Warrants") to purchase (a) 723,000 shares of Common Stock with an exercise price of $2.125 per share and (b) 277,000 shares of Common Stock with an exercise price of $.01 per share to EXTL Investors.

     The shares of Series E Preferred Stock will automatically be converted into shares of our Common Stock, on the earliest to occur of (x) the first date as of which the last reported sales price of our Common Stock on Nasdaq is $5.00 or more for any 20 consecutive trading days during any period in which Series E Preferred Stock is outstanding, (y) the date that 80% or more of the Series E

Preferred Stock we have issued has been converted into Common Stock, or (z) we complete a public offering of equity securities at a price of at least $3.00 per share and with gross proceeds to us of at least $20 million. The initial conversion price for the Series E Preferred Stock is $2.125, subject to adjustment if we issue Common Stock for less than the conversion price.

     Debt Placement. On April 9, 1999, we and our wholly owned subsidiary eGlobe Financing Corporation entered into a Loan and Note Purchase Agreement with EXTL Investors. eGlobe Financing initially borrowed $7 million from EXTL Investors and we granted EXTL Investors warrants (1/3 of which are presently exercisable) to purchase 1,500,000 shares of our Common Stock at an exercise price of $.01 per share. As a condition to receiving this $7 million loan, we entered into a Subscription Agreement with eGlobe Financing under which we have irrevocably agreed to subscribe for eGlobe Financing stock for an aggregate subscription price of up to $7,560,000 (the amount necessary to repay the loan and accrued interest).

     As part of the Loan and Note Purchase Agreement, EXTL Investors agreed to purchase $20 million of 5% Secured Notes from eGlobe Financing, upon our request, provided that we first obtain any required stockholder approval at the Annual Meeting. If we issue the Secured Notes to EXTL Investors, we must repay the $7 million initial loan. We also must grant EXTL Investors warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $1.00 per share, although 2/3 of the initial warrants to purchase 1,500,000 shares will expire at that time.

     If eGlobe Financing does not issue Secured Notes for the $20 million after we obtain stockholder approval (or if we do not obtain approval at the Annual Meeting), the $7 million loan must be repaid on the earliest to occur of (a) April 9, 2000, (b) the date that we complete an offering of debt or equity securities from which we receive net proceeds of at least $30 million or (c) the occurrence of an event of default. Also, 2/3 of the initial warrants to purchase 1,500,000 shares will become exercisable at that time.

     The Secured Notes, if sold, must be repaid in 36 specified monthly installments commencing on the first month following issuance, with the remaining unpaid principal and accrued interest being due in a lump sum with the last payment. The entire amount becomes due earlier if we complete an offering of debt or equity securities from which we receive net proceeds of at least $100 million (a "Qualified Offering"). The principal and interest of the Secured Notes may be paid in cash. However, up to 50% of the original principal amount of the Notes may be paid in our Common Stock at our option if (a) the closing price of our Common Stock on Nasdaq is $8.00 or more for any 15 consecutive trading days, (b) we close a public offering of our equity securities at a price of at least $5.00 per share and with gross proceeds to us of at least $30 million, or (c) we close a Qualified Offering (at a price of at least $5.00 per share, in the case of an offering of equity securities).

     The proceeds of these financings will be used by us to fund capital expenditures relating to our network of IP trunks and intelligent platforms for calling card and unified messaging services, and for working capital and general corporate purposes. The proceeds of the Secured Notes would also be used to repay the $7 million initial loan and our approximately $8 million of senior indebtedness to IDT Corporation.

     If eGlobe Financing issues the Secured Notes, we will transfer substantially all of our operating assets to eGlobe Financing so that EXTL Investors can have a security interest in our assets to secure payment under the Secured Notes. The security interest would be subject to certain exceptions for existing debt and vendor financing. We and our operating subsidiaries would guarantee payment of the Secured Notes.

     EXTL Investors also has agreed, under the Loan and Note Purchase Agreement, to make advances to eGlobe Financing from time to time based upon eligible accounts receivables. These advances may not exceed the lesser of 50% of eligible accounts receivables and the aggregate amount of principal payments made by eGlobe Financing under the Secured Notes. We will guarantee repayment of these advances, which also will be secured by the same security arrangement as the Secured Notes.

     The Loan and Note Purchase Agreement contains several covenants which we believe are fairly customary, including prohibitions on:

          (a) mergers and sales of substantially all assets;

          (b) sales of material assets other than on an arm's length basis and in the ordinary course of business;

          (c) encumbering any of our assets (except for certain permitted liens);

          (d) incurring or having outstanding indebtedness other than certain permitted debt (which includes certain existing debt and future equipment and facilities financing), or prepaying any subordinated indebtedness; or

          (e) paying any dividends or distributions on any class of our capital stock (other than any dividend on outstanding preferred stock or additional preferred stock issued in the future) or repurchasing any shares of our capital stock (subject to certain exceptions).

     The Loan and Note Purchase Agreement contains several fairly standard events of default, including:

          (a) non-payment of any principal or interest on the $7 million loan or
the  Secured  Notes,   or  non-  payment  of  $250,000  or  more  on  any  other
indebtedness;

          (b) failure to perform any obligation under the Loan and Note Purchase Agreement or related documents;

          (c) breach of any representation or warranty in the Loan and Note Purchase Agreement;

          (d)  inability to pay our debts as they become due, or  initiation  or
consent  to  judicial   proceedings   relating  to  bankruptcy,   insolvency  or
reorganization;

          (f) dissolution or winding up, unless approved by EXTL Investors; and

          (g) final judgment ordering payment in excess of $250,000.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING OBLIGATIONS

     Section 16(a) of the Exchange Act requires our Executive Officers and Directors, and persons who own more than ten percent of our Common Stock, to file reports of ownership and changes in ownership with the SEC and the exchange on which our Common Stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish us with copies of all reports filed pursuant to Section 16(a). Based solely upon our review of the copies of such reports furnished to the Company by our Directors, Officers and Ten Percent owners during and with respect to the nine month period ended December 31, 1998, we noted that Hsin Yen and Richard Chiang did not file their Form 3s on a timely basis. Since Messrs. Yen and Chiang became Directors of the Company in connection with the acquisition of IDX they have neither acquired nor disposed of any of our securities. We believe that all other reports were submitted on a timely basis.

                 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
                        INCORPORATION TO CHANGE OUR NAME
                                  (PROPOSAL 2)

     Our Board of Directors has previously approved and is presently proposing for stockholder approval a change of our name to eGlobe, Inc. A change to our corporate name is desirable in view of the change in the character and strategic focus of our business. We have diversified our business, both by internal growth and acquisition, and are no longer restricted to providing card services as the word "TeleCard" suggests. Additionally, the name "eGlobe, Inc." better reflects the global nature of our business. We have established ourselves as a service provider to large telecommunications companies, primarily to telephone companies that are dominant in their national markets, and to specialized telephone companies, to Internet Service Providers and to issuers of credit cards as well. Our services enable our customers to provide global reach for "enhanced" or "value added" telecommunications services that they supply, in turn, to their customers, as described more fully in our Annual Report on Form 10-K for the fiscal year ended December 31, 1998 which accompanies this Proxy Statement. In this respect, our Board of Directors believes that the name change will promote our new corporate image in the marketplace and thereby enhance the marketability of our services.

     We are already doing business under the name "eGlobe." In this regard, on September 21, 1998, we began listing our Common Stock on the Nasdaq Stock Market under the symbol "EGLO." Our Board believes that a similar change in our corporate name will complete our evolution and eliminate any confusion in the marketplace.

     Assuming that the name change to eGlobe, Inc. is approved, we plan to implement the change of name in the manner that will be most cost efficient. The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and our stockholders will not be required to exchange stock certificates to reflect the new name. Stockholders should keep the certificates they hold now, which will continue to be valid, and should not send them to us or our transfer agent. Stock certificates issued in the future will bear our new name.

     The affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F
Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting will be required to approve the name change. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 2 to approve the name change.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                         APPROVAL OF AN AMENDMENT TO OUR
                    CERTIFICATE OF INCORPORATION TO INCREASE
                         OUR AUTHORIZED PREFERRED STOCK
                                  (PROPOSAL 3)

     Our Board of Directors has previously approved and is presently proposing for stockholder approval an increase in the authorized preferred stock. At present our Board of Directors has authority (without action by the stockholders) to issue 5,000,000 shares of preferred stock, par value $0.001 per share, in one or more classes or series, and to fix the relative rights and preferences of the shares, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges. Our Board's authority to determine the relative rights and preferences of the shares is limited by the terms of the series of preferred stock which are currently designated. As of April 15, 1999, our Board of Directors has provided for the issuance of several series of such preferred stock, including: (a) Series A Participation Preference Stock (the "Series A Preferred Stock"), of which 1,000,000 shares are authorized and no shares are issued and outstanding; (b) Series B Preferred Stock, of which 500,000 shares are authorized and 500,000 shares are issued and outstanding; (c) Series C Preferred Stock, of which 275 shares are authorized and no shares are issued and outstanding; (d) 8% Series D Cumulative Convertible Redeemable Preferred Stock, of which 125 shares are authorized and 30 shares are issued and outstanding, (e) Series E Preferred Stock, of which 125 shares are authorized and 50 shares are issued and outstanding, and (f) Series F Preferred Stock, of which 2,020,000 shares are authorized and 1,010,000 shares are issued and outstanding. At present, 1,479,475 shares of additional preferred stock can be issued with terms fixed by our Board. If this proposal is adopted to increase our authorized shares of preferred stock to 10,000,000, we will have 6,479,475 shares of preferred stock authorized and available for future issuance.

     The proposed increase in the number of shares of preferred stock authorized for issuance by our Board is designed to ensure that shares of preferred stock will be available, if needed, for various corporate purposes including, but not limited to, as consideration in connection with future acquisitions and to raise additional capital. Although we plan to seek additional capital by the end of the third quarter of 1999, we currently have no arrangements, commitments or understandings with respect to the issuance of any of the additional shares that would be authorized by the proposed amendment. Nonetheless our Board believes it is desirable to have our authorized capital sufficiently flexible so that future business needs and corporate opportunities may be dealt with by our Board of Directors without undue delay or the necessity of holding a special stockholders' meeting.

     The proposed increase in authorized preferred stock could result in the dilution of the ownership interest of existing stockholders. In addition, because of its broad discretion with respect to the creation and issuance of preferred stock without stockholder approval, our Board of Directors could adversely affect the voting power of the holders of Common Stock and, by issuing shares of preferred stock with certain voting, conversion and/or redemption rights, could discourage any attempt to obtain control of the Company by merger, tender offer or proxy contest or the removal of incumbent management.

     The affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F
Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting will be required to increase the authorized preferred stock to 10,000,000. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 3 to increase the authorized preferred stock to 10,000,000.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

                 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
                   INCORPORATION TO PROVIDE FOR CLASSIFICATION
                  OF OUR BOARD OF DIRECTORS INTO THREE CLASSES
                 OF DIRECTORS SERVING STAGGERED TERMS OF OFFICE
                                  (PROPOSAL 4)

     Our Board of Directors has determined that it would be advisable to provide for classification of our Board of Directors into three classes serving staggered terms such that each director would be elected to a three-year term with roughly one-third of the directors elected each year. Our directors are presently elected annually to hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation, removal from office or death. If this Proposal 4 is approved by the stockholders, directors will be elected for three-year terms, with approximately one-third of such overall directors elected each year; except that in order to implement the staggered board at the Annual Meeting, Class I Directors will be elected for a one-year term, Class II Directors will be elected for a two-year term and Class III Directors will be elected for a full three-year term. Thereafter, Class I Directors will be elected for a full three-year term commencing with the 2000 annual meeting of stockholders and Class II Directors will be elected for a full three-year term commencing with the 2001 annual meeting of stockholders. In the event that the stockholders do not approve this Proposal 4, the directors elected at the Annual Meeting will continue to serve until the next annual meeting.

     The classification of directors would help assure continuity and stability of our business strategies, leadership and policies. Since at least two annual meetings of stockholders will generally be required to effect a change in control of our Board, a majority of directors at any given time will have prior experience as our directors. In the event of any unfriendly or unsolicited proposal to take-over or restructure the Company, the delay afforded by the classified board system would help ensure that our Board would have sufficient time to review and consider the proposal and appropriate alternatives to the proposal and to act in the best interests of stockholders. Proposal 4 is not a response to any specific effort of which we are aware to accumulate our stock or to obtain control of us.

     Adoption of the classified board system may significantly extend the time required to elect a new majority to our Board of Directors. Presently, a majority of our stockholders acting at a single annual meeting may elect an entire new board of directors. Under the classified board system, unless directors are removed, it will require at least two annual meetings of stockholders for a majority of our stockholders to elect a new majority of our Board of Directors. A classified Board of Directors may be deemed to have an anti-takeover effect because it may create, under certain circumstances, an impediment which would frustrate persons seeking to effect a takeover or otherwise gain control of us. A possible acquiror may not proceed with a tender offer because it would be unable to obtain control of our Board of Directors for a period of at least two years. The classified board system will also make it more difficult for stockholders to effect a change of control of our Board of Directors even if such change is motivated by dissatisfaction with the performance of our directors.

     The affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F
Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting will be required to approve the classification of our Board of Directors into three classes of directors serving staggered terms of office. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 4 to approve the classification of our Board of Directors into three classes of directors serving staggered terms of office.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

     A full version of the proposed amendment which reflects the insertion of a new Section 3 is set forth below.


                                  THE AMENDMENT

     ARTICLE V      MANAGEMENT
     ...
          Section 3. Number; Election. The number of directors of the Corporation shall not be fewer than three nor more than 15, and shall be fixed from time to time by the affirmative vote of a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies. The directorships (i.e., the particular number of seats on the Board) shall be classified into three classes as nearly equal in number as possible. With respect to newly created or eliminated directorships resulting from an increase or decrease, respectively, in the number of directors, the Board shall determine and designate to which class of directorships each director belongs. The term of any director elected at an annual meeting of stockholders shall expire at the annual meeting of stockholders held in the third year following the year of the director's election.

     If this Proposal 4 is approved,  the existing  Section 3 will be renumbered
Section 4.

        APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO
        PROHIBIT STOCKHOLDERS FROM INCREASING THEIR PERCENTAGE OWNERSHIP
         OF THE COMPANY ABOVE 30% OF THE OUTSTANDING STOCK OR 40% ON A
        FULLY DILUTED BASIS OTHER THAN BY A TENDER OFFER RESULTING IN THE
         STOCKHOLDER OWNING 85% OR MORE OF THE OUTSTANDING VOTING STOCK
                                  (PROPOSAL 5)

     The board of directors believes, following the repeal of our "poison pill" shareholder rights plan in May 1999, that it is desirable for stockholders to be protected against attempts to acquire control of the Company at an inadequate price which would deny stockholders the full value of their investments.

     As a Delaware corporation, stockholders have the protection of Delaware General Corporation Law Section 203, which provides that a corporation shall not engage in any business combination with any interested stockholder (defined as a 15% beneficial owner) for a period of 3 years following the time that such stockholder became an interested stockholder, unless:

          (1) the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

          (2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding certain shares, or

          (3) the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the excess shares owner.

     However, the board of directors believes that Delaware General Corporation Law Section 203 does not protect stockholders against the acquisition of control where the acquiror does not pay fair value for such control. The Company therefore proposes to adopt and amendment to its certificate of incorporation that prohibits acquisition by any person of more than 30% of the outstanding Common Stock or 40% of the Common Stock outstanding on a fully diluted basis (as defined) except through a "qualifying offer." If these limits are exceeded, in addition to the Company's right to pursue an injunction, the excess shares would not have voting rights and would be subject to redemption on specified terms.

     The term "qualifying offer" would mean any fully financed, all-cash tender offer to purchase all of the outstanding shares of Common Stock, first proposed on or after the amendment is effected, that is subject to no condition other than (A) the tender to the offeror of at least 85% of the fully diluted shares of Common Stock and certain technical conditions.

     The term "fully diluted basis" would refer to the total number of shares of Common Stock outstanding assuming (1) the conversion of all then outstanding convertible securities (including preferred stock) where no price must be paid for conversion or the price, if any, is less than the then market price of the Common Stock, (2) the exercise of any options, warrants or similar rights to acquire Common Stock or other securities of the Company where the exercise price is less than the then market price of the Common Stock, and (3) the issuance of all securities (and the conversion of any convertible securities or exercise of options or warrants in accordance with clauses (1) and (2)) which are subject to achievement of performance criteria under a contract, the terms of preferred stock or warrants, or other valid and binding arrangement.

     The affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F
Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting will be required to approve the amendment to the Restated Certificate of Incorporation.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

     A full version of the proposed amendment is set forth below.


                                  THE AMENDMENT

ARTICLE XI.  OWNERSHIP ABOVE SPECIFIED LEVELS.

     (a) No  person  shall  become  an  excess  shares  owner  unless:

          (1) Prior to such time the board of directors of the corporation approved such person becoming the owner of shares in excess of the permitted number (and in such case such person shall be permitted to acquire only up to the maximum number of shares approved by the board of directors to be acquired by such person);

          (2) The transaction which resulted in the person becoming an excess shares owner constituted a qualifying offer; or

          (3) At or subsequent to such time such person becoming the owner of shares in excess of the permitted number is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the excess shares owner (and in such case such person shall be permitted to acquire only up to the maximum number of shares approved by the board of directors and stockholders to be acquired by such person).

     (b) For purposes of this Article XI only, the term:

          (1) "Affiliate" means a person that directly, or indirectly through 1 or more intermediaries, controls, or is controlled by, or is under common control with, another person.

          (2) "Associate," when used to indicate a relationship with any person, means: (i) Any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly (including in street name accounts), the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and
      (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

          (3) "Common stock" shall mean all classes or series of common stock of the corporation which constitute voting stock of the corporation.

          (4) "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for 1 or more owners who do not individually or as a group have control of such entity.

          (5) "Excess shares" shall mean the excess of the number of shares of common stock held by an excess shares owner above the permitted number of shares of common stock.


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



          (6) "Excess shares owner" shall mean the owner of more than the permitted number of shares of common stock, but shall not include (1) a person becomes the owner of more than the permitted number of shares of common stock inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be the owner of more than the permitted number of shares of common stock, and (ii) would not, at any time within the 3-year period immediately prior thereto, have been the owner of more than the permitted number of shares of common stock but for the inadvertent acquisition of ownership, or (2) a person becomes the owner of more than the permitted number of shares of common stock as the result of action taken solely by the corporation; provided that such person shall be an excess shares owner if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person.

          (7) "Fully diluted" shall mean, as of any particular date, the total number of shares of common stock that would then be outstanding assuming
     (1) the conversion of all then outstanding convertible securities (including preferred stock of the corporation) where no price must be paid for conversion or the price, if any, is less than the then market price of the common stock, (2) the exercise of any then outstanding options, warrants or similar rights to acquire common stock or other securities of the corporation where the exercise price is less than the then market price of the common stock, and (3) the issuance of all securities (and the conversion of any convertible securities or exercise of options or warrants in accordance with clauses (1) and (2)) which are subject to achievement of performance criteria under a then existing contract, the terms of preferred stock or warrants, or other valid and binding arrangement.

          (8) "Outstanding", with reference to stock (other than stock outstanding on a fully diluted basis), shall not include any unissued stock of the corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (9) "Owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

               (i) Owns such stock, directly or indirectly (including in street name accounts) or

               (ii) Has (A) when determining shares owned on a fully diluted basis, the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (when determining shares owned on an outstanding basis, such shares shall not be considered owned); provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

               (iii) Has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph
          (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

          (10) The "permitted number" of shares of common stock of the corporation shall be (i) one share less than the number of shares of common stock of the corporation constituting 30% of the outstanding common stock and (ii) one share less than the number of shares of common stock constituting 40% of the common stock then outstanding on a fully diluted basis.

          (11)  "Person"  means  any   individual,   corporation,   partnership,
     unincorporated association or other entity.

          (12) "Qualifying offer" shall mean any fully financed, all-cash tender offer to purchase all of the outstanding shares of common stock, on a fully diluted basis: (i) that is subject to Section 14(d)(1) of the Securities Exchange Act of 1934, as amended; (ii) that is first proposed on or after June 16, 1999; and (iii) that is subject to no condition other than (A) the tender to the offeror of at least 85% of the shares of common stock outstanding at the time of commencement (as such term is used in Rule 14d-2 promulgated by the SEC under the Securities Exchange Act of 1934) of the offer, excluding for purposes of determining the number of shares outstanding those shares owned (I) by persons who are directors and also officers and (II) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, (B) the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the purchase of common stock pursuant to the offer, and (C) other customary conditions dealing with the following subjects: (1) pending or threatened legal or administrative proceedings, (2) governmental action or enactment or application of statutes or regulations, (3) extraordinary changes in economic or political conditions, (4) extraordinary actions or transactions by the corporation with respect to its capitalization, and (5) agreement with the corporation on an alternative transaction.

          (13) "Redemption value" of a share of the corporation's stock of any class or series shall mean the average closing price for such a share for each of the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the date on which notice of redemption shall be given pursuant to paragraph (e) of this Article XI; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, redemption value shall be determined by the board of directors in good faith. "Closing price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the National Association of Securities Dealers, Inc. Automated Quotations system or any similar system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the board of directors in good faith.

          (14) "Redemption date" shall mean the date fixed by the board of directors for the redemption of any shares of stock of the corporation pursuant to this Article XI.

          (15) "Redemption securities" shall mean any debt or equity securities of the corporation, any of its subsidiaries or any other corporation, or any combination thereof, having such terms and conditions (including, without limitation, in the case of debt securities, repayment over a period of up to thirty years, or a longer period) as shall be approved by the board of directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the board of directors (which may be a firm which provides other investment banking, brokerage or other services to the corporation), has a value, at the time notice of redemption is given pursuant to paragraph (e) of this Article XI, at least equal to the price required to be paid pursuant to paragraph (e) of this Article XI (assuming, in the case of redemption securities to be publicly traded, such redemption securities were fully distributed and subject only to normal trading activity).

          (16) "Stock" means capital stock of the corporation.

          (17) "Voting stock" means, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

     (c) The provisions of this Article XI shall not apply at any time when the corporation does not have a class of voting stock that is publicly traded.

     (d) All determinations regarding matters arising under this Article XI including without limitation determining the permitted number, the meaning or interpretation as of any particular date of the term fully diluted, and whether or not any offer is a qualifying offer, and resolving any ambiguity, shall be made by two-thirds of the directors.

     (e) If the board of directors shall at any time determine in good faith that any event has taken place that results in a person becoming an excess shares owner, the excess shares shall not have any voting rights. In addition, the corporation may take such action as it deems advisable, including, to the extent permitted by applicable law, to redeem the excess shares as provided below or, to the extent permitted by applicable law, to seek equitable relief, including injunctive relief, to enforce the provisions of this Article XI.

          The terms and conditions of a redemption of excess shares, to the extent permitted by applicable law, shall be as follows:

               (1) The redemption price of the excess shares to be redeemed shall be equal to the lesser of (i) the redemption value or (ii) if such stock was purchased by the excess shares owner within one year of the redemption date, such excess shares owner's purchase price for such shares;

               (2) The redemption price of such shares may be paid in cash, redemption securities or any combination thereof;

               (3) If less than all the shares held by excess shares owner are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the board of directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the board of directors;

               (4) At least 30 days' written notice of the redemption date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the redemption date may be the date on which written notice shall be given to record holders if the cash or redemption securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates of their shares to be redeemed.

               (5) From and after the redemption date, any and all rights of whatever nature which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares) shall cease and terminate and such owners shall thenceforth be entitled only to receive the cash or redemption securities payable upon redemption; and

               (6) The redemption shall be on such other terms and conditions as the board of directors shall determine.

     (f) Notwithstanding any other provisions of the certificate of incorporation or bylaws of the corporation, affirmative vote of at least 75% of the outstanding voting stock which is not owned by any excess shares owner shall be required to amend, alter, change, repeal, or adopt any provisions inconsistent with, the provisions of this Article XI.

                   APPROVAL OF RESTATEMENT OF OUR CERTIFICATE
                       OF INCORPORATION, INCLUDING IN THE
              PROPOSALS 2, 3, 4 AND 5, IF APPROVED BY STOCKHOLDERS
                              AT THE ANNUAL MEETING
                                  (PROPOSAL 6)

     The proposed new Restated Certificate of Incorporation incorporates into a single document the various amendments made to our present Restated Certificate of Incorporation and will supersede all other certificates of incorporation (and amendments thereto) of the Company when filed with the Delaware Secretary of State and declared effective. Assuming that the Proposal 2, 3, 4 and 5 are approved by the stockholders, such amendments will be affected through the filing of the proposed New Restated Certificate of Incorporation with the Delaware Secretary of State. If any of Proposals 2, 3, 4 or 5 are not approved by the stockholders at the Annual Meeting, all references to such non-approved amendment will be deleted from the new Restated Certificate of Incorporation. Approval of this Proposal 6 will not alter the stockholders approval or non-approval, as the case may be, of any of Proposals 2, 3, 4 or 5. The complete text of the New Restated Certificate of Incorporation is attached hereto as Attachment A and is incorporated herein by reference.

     The affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F
Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting will be required to approve the restatement of our present Restated Certificate of Incorporation. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 6 to approve the restatement of our present Restated Certificate of Incorporation.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 6.

                         APPROVAL OF AN AMENDMENT TO THE
             1995 EMPLOYEE STOCK OPTION AND APPRECIATION RIGHTS PLAN
                TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                          THAT MAY BE ISSUED THEREUNDER
                                  (PROPOSAL 7)

     In December 1995, our Board of Directors adopted, and the stockholders subsequently approved, each of our 1995 Employee Stock Option and Appreciation Rights Plan (the "Employee Plan") and our 1995 Director Stock Option and Appreciation Rights Plan (the "Directors Plan"). In February 1998, our Board of Directors adopted, and the stockholders subsequently approved, an increase in the shares available for issuance under the Employee Plan from 1,000,000 to 1,750,000 and the Directors' Plan was amended to more closely resemble the Employee Plan. On May 12, 1999, there were 1,750,000 shares of Common Stock authorized for issuance under the Employee Plan and 870,000 shares of Common Stock authorized for issuance under the Directors Plan. As of May 12, 1999, options outstanding under the Employee Plan exceeded the shares available for grant by 209,099 shares (net of canceled or expired options) and no shares remained available for future grant under the Employee Plan. As of May 12, 1999, 437,000 shares remained available for grant under the Directors Plan.

     On May 14, 1999, our Board of Directors adopted an amendment to the Employee Plan, subject to stockholder approval at the Annual Meeting, to increase the number of shares of Common Stock that may be issued thereunder to 3,250,000 shares. A copy of the proposed amended Employee Plan is attached hereto as Attachment B and is marked to show the proposed amendments to the present Employee Plan. Such an increase effectively reflects a transfer to the Employee Plan of the 437,000 shares of Common Stock previously available for grant under the Directors Plan plus an increase of an additional 1,183,000 shares of Common Stock. Upon approval of the proposed increase in shares available for grant under the Employee Plan, the Directors Plan will be amended to reduce the number of shares of Common Stock that may be issued thereunder, so that the shares available under the Directors Plan effectively would have been transferred to the Employee Plan.

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote on the proposed amendment to the Employee Plan. Unless otherwise instructed on the Proxy, properly executed Proxies will be voted in favor of approving the proposed amendment to the Employee Plan. The affirmative vote of a majority of the shares of Common Stock, Series B Preferred Stock (at 25% of the as-converted common shares) and Series F Preferred Stock (at 25% of the as-converted common shares) present or represented by Proxy at the Annual Meeting will be required to approve the amendment of the Employee Plan increasing the number of shares authorized for issuance thereunder from 1,750,000 to 3,250,000.

     If the stockholders fail to approve this Proposal 7, the number of shares authorized for issuance under the Employee Plan will remain at 1,750,000 shares. The options to purchase the excess 209,099 shares which have been granted by the Compensation Committee will be considered granted outside the Employee Plan and accordingly, upon exercise such shares could not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of such act. However, we presently intend to grant new options under the Employee Plan to employees who surrender options granted outside the Employee Plan.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 7.

     The purpose of the Employee Plan is to advance our interests by providing eligible individuals, including employees, consultants and other key persons, an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to maintain their affiliation with the Company. Our Board of Directors believes that stock options and other stock-based incentive awards are important to attract and to encourage the continued employment and service of officers, other key employees and non-employee directors by facilitating their purchase of a stock interest in the Company and that increasing the aggregate number of shares available under the Employee Plan will afford the Company additional flexibility in making awards deemed necessary in the future.

     The proposed amendment to the Employee Plan will increase the number of shares that may be issued under the Employee Plan from 1,750,000 to 3,250,000. The proposed amendment to the Employee Plan also provides that the Compensation Committee of our Board of Directors shall have the authority and discretion to
(a) establish the exercise price per share for nonqualified  stock options,  and
(b) waive, without limitation, any vesting restrictions on a participant's options or rights, or early termination thereof. Additionally, the proposed amendment to the Employee Plan grants our Board of Directors the authority to make discretionary grants of nonqualified stock options to non-employee directors and expands eligibility under the Employee Plan to all directors since it is intended that future grants be made under the Employee Plan and not the separate Directors Plan. The amendment does not alter the considerations of the Compensation Committee with respect to grants under the Employee Plan. Because the award of options is completely within the discretion of the Compensation Committee, it is not possible to determine at this time the awards that may be made to officers, other employees or non-employee directors.

     The following is a summary description of the Employee Plan, as amended, originally approved by the stockholders of the Company, effective December 14, 1995. A copy of the Employee Plan is available upon written request to the Company.


DESCRIPTION OF THE 1995 EMPLOYEE STOCK OPTION AND APPRECIATION RIGHTS PLAN

     GENERAL. The Compensation Committee administers the Employee Plan. The Compensation Committee, in its sole discretion, may grant a variety of stock incentive awards based on our Common Stock, including nonqualified stock options, incentive stock options and stock appreciation rights. All of our employees, advisors, consultants and non-employee directors are eligible to receive stock incentive awards under the Employee Plan; provided, however that incentive stock options may be granted only to our employees. Our Board of Directors may terminate or suspend the Employee Plan at any time. Unless previously terminated, the Employee Plan will terminate automatically on December 14, 2005, the tenth anniversary of the date of adoption of the Employee Plan by our Board of Directors.

     STOCK OPTIONS. Incentive stock options granted under the Employee Plan are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code, unless they exceed certain limitations or are specifically designated otherwise. All other options granted under the Employee Plan are nonqualified stock options, meaning an option not intended to qualify as an incentive stock option or an incentive stock option which is converted into a nonqualified stock option under the terms of the Employee Plan.

     The option exercise price for incentive stock options granted under the Employee Plan may not be less than 100% of the Fair Market Value (as defined in the Employee Plan) of our Common Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of our outstanding Common Stock). For nonqualified stock options, the option price shall be equal to the Fair Market Value of our Common Stock on the date the option is granted. The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by any individual employee during any single calendar year under the Employee Plan shall not exceed $100,000. The right to purchase shares covered by any option under the Employee Plan shall be exercisable only in accordance with the terms and conditions of the grant to the participant. Such terms and conditions may include a time period or schedule whereby some of the options granted may become exercisable, or "vested," over time and certain conditions, such as continuous service or specified performance criteria or goals, must be satisfied for such vesting. Whether to impose any such vesting schedule or performance criteria, and the terms of such schedule or criteria, shall be within the sole discretion of the Compensation Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Employee Plan.

     Payment for shares purchased under the Employee Plan may be made either in cash or in shares of our Common Stock, or any combination thereof. Shares tendered as payment for option exercises shall, if acquired from the Company, have been held for at least six months and shall be valued at the Fair Market Value of the shares on the date of exercise. The Compensation Committee may also permit a participant to effect a net exercise of an option without tendering any shares of our stock as payment for the option. In such an event, the participant will be deemed to have paid for the exercise of the option with shares of our stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Members of the Compensation Committee may effect a net exercise of their options only with the approval of our Board of Directors.

     STOCK APPRECIATION RIGHTS. Pursuant to the Employee Plan, the Compensation Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option, however, the Compensation Committee has decided not to grant any more tandem stock appreciation rights with stock options. If the stock appreciation right is granted in tandem with a stock option, exercise of the option cancels the related stock appreciation right. Upon exercise of the stock appreciation right, the holder will be entitled to receive an amount equal to the excess of the Fair Market Value on the date of exercise of our Common Stock over the exercise price per share specified in the related stock option (or, in the case of freestanding stock appreciation rights, the price per share specified in such right) times the number of shares of Common Stock with respect to which the stock appreciation right is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Compensation Committee.


FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the principle Federal income tax consequences of stock incentive awards under the Employee Plan. It does not describe all Federal tax consequences under the Employee Plan, nor does it describe state or local tax consequences.

     INCENTIVE STOCK OPTIONS. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period requirement for shares of Common Stock received pursuant to the exercise of the option are waived.

     If all of the requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the option was exercised over the exercise price. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares of Common Stock were sold more than one year after the option was exercised. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Section 162(m) of the Internal Revenue Code as summarized below.

     If an optionee exercises an incentive stock option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive stock option and had not satisfied the holding period requirement summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than alternative minimum taxable income as noted above) and the tax basis of the shares of Common Stock exchanged would be treated as the substituted basis for the shares of Common Stock received. If the optionee used shares received pursuant to the exercise of an incentive stock option (or another statutory option) as to which the optionee had not satisfied the holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, and the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

     NON-QUALIFIED OPTIONS. Upon exercising an option that is not an incentive stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares of Common Stock plus the amount treated as ordinary income at the time the option was exercised).

     STOCK  APPRECIATION   RIGHTS.   Recipients  of  stock  appreciation  rights
generally do not recognize income upon the grant of such rights. When a participant elects to receive payment of a stock appreciation right, the participant recognizes ordinary income in an amount equal to the cash and fair market value of shares of Common Stock received, and we are entitled to a deduction equal to such amount.

          APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON THE CONVERSION
                  AND EXERCISE OF THE SERIES B PREFERRED STOCK,
                CERTAIN WARRANTS AND CONVERTIBLE PROMISSORY NOTES
                                  (PROPOSAL 8)

     On December 2, 1998 we acquired IDX International, Inc. ("IDX"), a supplier of IP (Internet protocol) fax and IP voice platforms and services to telecommunications operators and Internet Service Providers in 14 countries. We paid the former stockholders of IDX, in the aggregate, (a) 500,000 shares of Series B Preferred Stock, which are convertible into up to 2,500,000 shares
(2,000,000 shares until stockholder approval is obtained) of Common Stock, subject to adjustment as described below, (b) warrants to purchase up to 2,500,000 shares of Common Stock, subject to adjustment as described below (the "IDX Warrants"), and (c) $5,000,000, which amount is subject to decrease, in interest bearing Convertible Subordinated Promissory Notes.

     The rules of the National Association of Securities Dealers, Inc. ("NASD") currently require stockholder approval by issuers of securities quoted on the Nasdaq National Market, on which our Common Stock is currently quoted, as to the issuance of shares of common stock (or securities convertible into common stock) in acquisition transactions generally where the present or potential issuance of such securities could result in an increase in the voting power or outstanding common shares of 20% or more. The issuance of our Common Stock upon conversion and exercise of the Series B Preferred Stock, the IDX Warrants and the Convertible Subordinated Promissory Notes (collectively, the "Series B Securities") is subject to this NASD rule.

     The initial issuance of the Series B Securities did not require stockholder approval under the NASD rule as the initial conversion ratio for the Series B Preferred Stock was designed to ensure that the shares of Common Stock issuable upon conversion of the Series B Preferred Stock would not equal or exceed 20% of our issued and outstanding Common Stock. We must obtain stockholder approval prior to increasing the conversion ratio to permit the issuance of the full 2,500,000 shares. The IDX Warrants are not exercisable unless we obtain stockholder approval and the Convertible Subordinated Promissory Notes are convertible only to the extent that the shares issuable upon such conversion together with the shares issuable upon conversion of the Series B Preferred Stock do not exceed 20% of the shares then outstanding or stockholder approval is received. In March 1999, we elected to convert the first of the Convertible Subordinated Promissory Notes into 431,729 shares of Common Stock and issued the former IDX stockholders warrants to purchase 43,173 shares of Common Stock. Such conversion left some shares of Common Stock available for future conversions of the Convertible Subordinated Promissory Notes in compliance with the NASD rule but (unless the Common Stock price rises significantly) not enough to convert all of the promissory notes without receiving stockholder approval.

     Assuming full conversion and exercise of the Series B Preferred Stock and IDX Warrants, plus conversion of the first Convertible Subordinated Promissory Note, on December 2, 1998, the former IDX stockholders could own 5,474,902 shares of our Common Stock, which would equal 33.59% of our outstanding shares on December 2, 1998. As a result, the NASD rule requires that we obtain stockholder approval before (a) the Series B Preferred Stock and the Convertible Subordinated Promissory Notes become fully convertible and (b) the IDX Warrants become exercisable at all.

     Stockholders are requested in this Proposal 8 to approve the issuance of the number of shares of Common Stock upon the conversion and exercise of the Series B Securities, equal to or greater than 20% of the Common Stock outstanding on December 2, 1998. The affirmative vote of a majority of the shares of Common Stock and Series F Preferred Stock (at 25% of the as-converted common shares) present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required in connection with the foregoing transactions.

     If the stockholders fail to approve this Proposal 8, the stockholders of IDX will be permitted to hold no more than 19.9% of the Common Stock outstanding at December 2, 1998. We agreed to use our best efforts to obtain stockholder approval of the issuance to the former IDX stockholders of more than 19.9%. If Proposal 8 is not approved, this agreement could require that we continue to seek stockholder approval of the issuance to the former IDX stockholders of more than 19.9%, which could be expensive for the Company. In addition, we may not be able to convert all of the Convertible Subordinated Promissory Notes. Further, we believe IDX is important to our future. Failure to approve Proposal 8 could adversely affect the morale of the IDX employees and former IDX stockholders whose efforts are important to us. Finally, if Proposal 8 is not approved by the stockholders, it may be difficult for us to complete acquisitions in the future where the consideration would be in excess of 20% of our common stock.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 8.

     Material terms and conditions of the Series B Securities are described below.


GENERAL DESCRIPTION OF SERIES B PREFERRED STOCK

     VOTING RIGHTS. The holders of the Series B Preferred Stock are generally entitled to vote with the holders of Common Stock on all matters coming before our stockholders. In any vote with respect to which the Series B Preferred Stock vote with the holders of Common Stock as a single class, each share of Series B Preferred Stock has the number of votes equal to 25% of the number of shares of Common Stock into which such share of Series B Preferred Stock is convertible on the date of the vote. With respect to any matter for which class voting is required by Delaware corporation law, the holders of the Series B Preferred Stock will vote as a class and each holder will be entitled to one vote for each share held. The holders of Series B Preferred Stock are entitled to notice of all stockholder meetings in accordance with our Bylaws.

     LIQUIDATION RIGHTS. Upon the dissolution, liquidation, or winding-up of the Company, the holders of the Series B Preferred Stock are entitled to participate in distributions of assets to holders of Common Stock after payment of all debts and liabilities of the Company and distributions of all preferential amounts to holders of classes of stock having a preference over the Series B Preferred Stock.

     DIVIDENDS. The Series B Preferred Stock is entitled to receive dividends only when declared by our Board of Directors with respect to the Series B Preferred Stock and only if our Board of Directors declares dividends upon the Common Stock at the same time. In the event our Board of Directors declares a dividend on the Series B Preferred Stock, the holders of the shares of Series B Preferred Stock are entitled to receive an amount equal to the amount each such holder would have received if such holder's shares of Series B Preferred Stock had been converted into Common Stock immediately prior to the date as of which the record holders entitled to dividends are to be determined.

     CONVERSION. The shares of Series B Preferred Stock are convertible at the holders' option at any time at the then current conversion rate. Presently, each share of Series B Preferred Stock is convertible into four shares of Common Stock. If stockholder approval is obtained at the Annual Meeting, each share of Series B Preferred Stock will be convertible into five shares of Common Stock. The shares of Series B Preferred Stock will automatically convert into shares of Common Stock on the earlier to occur of (a) the first date that the 15 day average closing sales price of Common Stock is equal to or greater than $8.00 or
(b) 30 days after the later to occur of (a) December 2, 1999 or (b) the receipt of any necessary stockholder approval relating to the issuance of our Common Stock upon such conversion. We have guaranteed a price of $8.00 per share on December 2, 1999, subject to IDX's achievement of certain revenue and EBITDA objectives. If the market price of our Common Stock is less than $8.00 on December 2, 1999 and IDX has met its performance objectives, we will issue additional shares of Common Stock upon conversion of the Series B Preferred Stock (subject to the receipt of any necessary stockholder approval) based on the ratio of $8.00 to the market price (as defined, but not less than $3.3333 per share), but not more than 3.5 million additional shares of Common Stock.

     REDEMPTION. The shares of Series B Preferred Stock are not redeemable.


GENERAL DESCRIPTION OF IDX WARRANTS

     The IDX Warrants are exercisable only to the extent that IDX (which is managed by the former IDX executives for the "earn-out" period) achieves certain revenue and EBITDA goals over the twelve months following December 2, 1998 and stockholder approval is obtained at the Annual Meeting. We have guaranteed a price of $8.00 per share on December 2, 1999, subject to IDX's achievement of certain revenue and EBITDA objectives. If the market price of our Common Stock is less than $8.00 on December 2, 1999, we will issue additional shares of Common Stock upon exercise of the IDX Warrants based on the ratio of $8.00 to the market price (but not less than $3.3333 per share), up to a maximum of 3.5 million additional shares of Common Stock.


GENERAL DESCRIPTION OF CONVERTIBLE SUBORDINATED PROMISSORY NOTES

     The Convertible Subordinated Promissory Notes bear interest at the rate of LIBOR plus 2.5%. The Convertible Subordinated Promissory Notes are due in three installments (the first of which was paid in stock in March 1999) through October 30, 1999, and are payable in cash or Common Stock (valued at the then market price). In addition, we have agreed to pay the accrued but unpaid dividends (the "IDX Accrued Dividends") on IDX's preferred stock under an interest bearing convertible subordinated promissory note in the original principal amount of $418,000 due May 31, 1999. We are entitled to reduce the aggregate principal balance of the last due of the Convertible Subordinated Promissory Notes by the amount of the IDX Accrued Dividends and certain other amounts unless offset by net proceeds from the sale of a subsidiary of IDX and a note issued to IDX by an option holder.

     If we fail to meet any of the three maturity dates, the matured balance of the Convertible Subordinated Promissory Notes will begin to accrue default interest at the rate of LIBOR plus 4% until repaid and we will issue the former IDX stockholders warrants to purchase shares of Common Stock equal to ten percent (10%) of the matured balance, including interest.

                    APPROVAL OF THE ISSUANCE OF COMMON STOCK
                  UPON THE EXERCISE OF CERTAIN WARRANTS AND IN
                PAYMENT OF UP TO 50% OF CERTAIN SECURED FINANCING
                                  (PROPOSAL 9)

     On April 9, 1999, we and our wholly owned subsidiary eGlobe Financing Corporation entered into a Loan and Note Purchase Agreement with EXTL Investors, our largest stockholder, pursuant to which, among other things, EXTL Investors agreed to purchase $20 million of 5% Secured Notes from eGlobe Financing, upon our request, provided that we first obtain any required stockholder approval at our Annual Meeting. If eGlobe Financing issues the Secured Notes, we must grant EXTL Investors warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $1.00 per share. Up to 50% of the original principal amount of the Secured Notes, if sold, may be paid in our Common Stock at our sole option under certain circumstances, as described below.

     The NASD currently requires stockholder approval as to the issuance of shares of common stock (or securities convertible into common stock) in certain sales or issuances of common stock (or securities convertible into or exercisable for common stock) depending on the purchase price in a non-public offering equal to 20% or more of the voting power outstanding before the issuance. The issuance of our Common Stock in repayment of the Secured Notes and upon exercise of the warrants issued in connection with such Secured Notes is subject to this NASD rule as such Common Stock would exceed 20% of our Common Stock outstanding. We must obtain stockholder approval prior to issuance of shares of Common Stock exceeding the 20% limit if we wish to maintain our Nasdaq listing.

     We estimate we will need to raise up to $40 million during the current fiscal year to have sufficient working capital to facilitate running our business, acquiring assets and technology, repaying indebtedness incurred in connection with certain acquisitions, upgrading our facilities and developing new services. In addition, we will need to repay or refinance our existing $7.5 million term loan (plus approximately $1.0 million in interest) that will be due and payable in full in August 1999. After a year of restructuring and refocus, we are implementing our new, broader services strategy and are committed to a program of growth. This program will demand substantial new resources, particularly human resources and cash. The $20 million debt facility (or equivalent funds from some other source within the same time period) is essential for the Company to finance its continued growth.

     If Proposal 9 is approved, and if we issue the warrants to purchase 5,000,000 shares of Common Stock and we choose to repay $10 million of principal of the Secured Notes with shares of our Common Stock, EXTL Investors would own a substantial number of shares of Common Stock in addition to its existing holdings. Although the amount will depend on our Common Stock price, using the last reported sale price of our Common Stock on April 30, 1999 ($4.00/share), EXTL Investors could receive up to 2,500,000 additional shares of Common Stock, or approximately 11% of our Common Stock outstanding (as of April 15, 1999). EXTL Investors would then hold approximately 36% of our Common Stock as of April 15, 1999 on a fully diluted basis (assuming that the shares issuable upon exercise or repayment of (a) the warrants issued in connection with the Secured Notes and (b) $10 million of Secured Notes were issued and outstanding on such date and assuming exercise of all in-the-money warrants on such date).

     Stockholders are requested in this Proposal 9 to approve the possible issuance of our Common Stock upon the exercise of warrants that will be granted to EXTL Investors if we borrow up to $20 million from EXTL Investors and the possible repayment of up to 50% of the amount borrowed using shares of our Common Stock, where the number of shares issuable may equal or exceed 20% of our Common Stock outstanding. The affirmative vote of a majority of the shares of Common Stock, the Series B Preferred Stock (at 25% of the as-converted common shares) and Series F Preferred Stock (at 25% of the as-converted common shares) present in person or represented by Proxy and entitled to vote at the meeting will be required in connection with the foregoing transactions.

     If the stockholders fail to approve this Proposal 9, we will need to replace the $20 million with other financing or we will be required to cut back or stop operations.


            OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 9.

     Material terms and conditions of the Secured Notes and the warrants are described below.


GENERAL DESCRIPTION OF THE SECURED NOTES

     The Secured Notes, if sold, must be repaid in 36 specified monthly installments commencing on the first month following issuance, with the remaining unpaid principal and accrued interest being due in a lump sum with the last payment. The entire amount becomes due earlier if we complete an offering of debt or equity securities from which we receive net proceeds of at least $100 million (a "Qualified Offering"). The principal and interest of the Secured Notes may be paid in cash. However, up to 50% of the original principal amount of the Secured Notes may be paid in our Common Stock at our option if (a) the closing price of our Common Stock on Nasdaq is $8.00 or more for any 15 consecutive trading days, (b) we close a public offering of our equity securities at a price of at least $5.00 per share and with gross proceeds to us of at least $30 million, or (c) we close a Qualified Offering (at a price of at least $5.00 per share, in the case of an offering of equity securities) (the "Note Maturity Date"). If we issue the Secured Notes to EXTL Investors, we must repay certain indebtedness we owe to EXTL Investors.

     If eGlobe Financing issues the Secured Notes, we will transfer substantially all of our operating assets to eGlobe Financing so that EXTL Investors can have a security interest in our assets to secure payment under the Secured Notes. The security interest would be subject to certain exceptions for existing debt and vendor financing. We and our operating subsidiaries would guarantee payment of the Secured Notes.


GENERAL DESCRIPTION OF THE WARRANTS

     If eGlobe Financing issues the Secured Notes, we will issue EXTL Investors warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $1.00 per share, although warrants to purchase 1,000,000 shares previously issued to EXTL Investors under the Loan and Note Purchase Agreement will expire at that time. The warrants will be exercisable (a) with respect to one-third (1/3) of the number of shares of Common Stock underlying such warrants, beginning from the time of grant, (b) with respect to an additional one-third (1/3) of the number of shares of Common Stock underlying such warrants, beginning on the earlier of the first anniversary of grant and the Note Maturity Date and (c) with respect to the remaining one-third (1/3) of the number of shares of Common Stock underlying such warrants, beginning on the earlier of the second anniversary of grant and the Note Maturity Date, until, in each case, the Note Maturity Date. If some shares of Common Stock first become exercisable on the Note Maturity Date because the Note Maturity Date occurs prior to the third anniversary of the date of grant, EXTL Investors has an additional 30 days to exercise such warrants after the Note Maturity Date.

     The terms of the Loan and Note Purchase Agreement are discussed in more detail above under the caption "Certain Relationships and Related Transactions."

                   APPROVAL OF EXTL INVESTORS OWNING IN EXCESS
                OF 19.9% OF OUR COMMON STOCK NOW OR IN THE FUTURE
                                  (PROPOSAL 10)

     NASD rules also require stockholder approval as to the issuance of shares of common stock or securities convertible into common stock in connection with actions which result or may result in a change of control of the Company. In connection with a private placement of our 8% Series E Cumulative Convertible Redeemable Preferred Stock (the "Series E Preferred Stock") pursuant to which we raised $5 million, NASD informed us that a change of control could be deemed to have occurred under NASD policy if ownership limitations were not placed on EXTL Investors LLC, our largest stockholder, and its affiliates. Due to this advice, we entered into a letter agreement with EXTL Investors LLC providing that EXTL Investors would not have the right and we would not have the obligation to convert or exercise any of the Series E Preferred Stock or certain warrants issued in connection with the Series E Preferred Stock to the extent that the issuance to EXTL Investors of Common Stock upon such conversion or exercise would result in EXTL Investors and its affiliates owning more than 19.9% of the shares of Common Stock outstanding. Accordingly, EXTL Investors and its affiliates may from time to time acquire and dispose of shares of Common Stock or securities convertible into or exercisable for shares of Common Stock in the open market or in private transactions, provided that at no time may EXTL
Investors' holdings of our Common Stock exceed 19.9%, unless stockholder approval is obtained at the Annual Meeting (or subsequently).

     Assuming there were no limitations on EXTL Investors' holdings of our Common Stock, EXTL Investors could own, in addition to the 3,000,000 shares of Common Stock it presently owns, (a) 3,352,941 shares of Common Stock, which are issuable upon conversion and exercise of shares of Series E Preferred Stock and warrants issued in connection with such Series E Preferred Stock, and (b) 1,500,000 shares of Common Stock, which are issuable upon exercise of warrants issued in connection with a debt placement completed on April 9, 1999, for an aggregate amount of 7,852,941 shares of Common Stock, or approximately 30% of our Common Stock as of April 30, 1999 (assuming that the shares issuable upon conversion and exercise of the Series E Preferred Stock, the warrants issued in connection with such Series E Preferred Stock and the warrants issued in connection with the debt placement were issued and outstanding on such date, but not assuming conversion of any preferred stock held by other persons or issuable upon the exercise of warrants held by other persons).

     In addition, if Proposal 10 is approved and if eGlobe Financing, our wholly owned subsidiary, issues $20 million of Secured Notes to EXTL Investors, we must grant EXTL Investors warrants to purchase 5,000,000 shares of our Common Stock, although 1,000,000 of the warrants issued in connection with the debt placement will expire at that time. Furthermore, up to 50% of the original principal amount of the Secured Notes may be paid in our Common Stock. Based on the last reported sale price of our Common Stock on April 30, 1999 ($4.00/share), we could issue 2,500,000 shares of our Common Stock in repayment of $10 million of principal of the Secured Notes. If we issue the warrants to purchase 5,000,000 shares of Common Stock and we choose to repay $10 million of principal of the Secured Notes with 2,500,000 shares of our Common Stock (assuming there were no limitations on EXTL Investors' holdings of our Common Stock), EXTL Investors would own 14,352,941 shares of Common Stock, or 43% of our Common Stock as of April 30, 1999 on a fully diluted basis (assuming that the shares issuable upon conversion, exercise or repayment of (a) the Series E Preferred Stock, (b) the warrants issued in connection with such Series E Preferred Stock, (c) 1/3 of the warrants issued in connection with the debt placement, (d) the warrants issued in connection with the Secured Notes and (e) $10 million of Secured Notes were issued and outstanding on such date). Such percentage does not reflect the exercise of any options or warrants, or the conversion of any shares of our issued and outstanding preferred stock held by other persons.

     If Proposal 9 is approved and EXTL Investors becomes the holder of a substantial number of shares of our Common Stock, EXTL Investors could be in a position to affect, or to substantially influence, the election of a majority of the members of our board of directors and the approval or disapproval of matters submitted to our stockholders. At present, EXTL Investors does not have any right to designate one or more members of the board of directors. The most recent report on Schedule 13D filed by EXTL Investors does not indicate any intention of EXTL Investors to seek control of us, elect directors to our board, or take other actions that would influence our business or operations. However, EXTL Investors could change its intentions at any time. EXTL Investors is not subject to any standstill or other agreement limiting the amount of our Common Stock or other voting stock it may acquire.

     Stockholders are requested in this Proposal 10 to allow EXTL Investors LLC to own 20% or more of our Common Stock outstanding now or in the future. If the stockholders fail to approve this Proposal 10, we will not be in breach of any contract with EXTL Investors. However, such an event could have an adverse effect on the relationship between the Company and EXTL Investors, our largest stockholder and the provider of much of our recent financing. The affirmative vote of a majority of the shares of Common Stock, the Series B Preferred Stock (at 25% of the as-converted common shares) and Series F Preferred Stock (at 25% of the as-converted common shares) present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required to approve Proposal 10.


           OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 10.

     Material terms and conditions of the Series E Securities are described below.


GENERAL DESCRIPTION OF SECURITIES OF THE COMPANY HELD BY OR ISSUABLE TO EXTL INVESTORS

COMMON STOCK

     EXTL Investors presently holds 3,000,000 shares of Common Stock.


SERIES E PREFERRED STOCK

     VOTING RIGHTS. The holders of the Series E Preferred Stock do not have voting rights, unless otherwise provided by Delaware corporation law or dividends payable on the Series E Preferred Stock are in arrears for six quarters, at which time the Series E Preferred Stock would be entitled to vote as a separate class (with our Series C Preferred Stock and Series D Preferred Stock) to elect one director to our Board of Directors at the next stockholders' meeting. The holders of the Series E Preferred Stock are entitled to notice of all stockholder meetings in accordance with the Bylaws. The affirmative vote of 66-2/3% of the holders of the Series E Preferred Stock is required for the issuance of any class or series of our stock ranking senior to or on a parity with the Series E Preferred Stock as to dividends or rights on liquidation, winding up and dissolution.

     LIQUIDATION RIGHTS. Upon the dissolution, liquidation, or winding-up of the Company, the holders of the Series E Preferred Stock are entitled on a parity basis with any preferred stock ranking on a parity with the Series E Preferred Stock to a liquidation preference over the Common Stock and any preferred stock ranking junior to the Series E Preferred Stock, but after all preferential amounts due holders of any class of stock having a preference over the Series E Preferred Stock are paid in full, equal to $100,000 per share, plus any accrued and unpaid dividends.

     DIVIDENDS. The Series E Preferred Stock carries a annual dividend of 8% which is payable quarterly, beginning December 31, 2000, if declared by our Board of Directors. If the Board of Directors does not declare dividends, they accrue and remain payable. All dividends that would accrue through

December 31, 2000 on each share of Series E Preferred Stock, whether or not then accrued, will be payable in full upon conversion of such share of Series E Preferred Stock. No dividends may be granted on Common Stock or any preferred stock ranking junior to the Series E Preferred Stock until all accrued but unpaid dividends on the Series E Preferred Stock are paid in full. Dividends on the Series E Preferred Stock are not payable until all accrued but unpaid dividends on preferred stock ranking senior to the Series E Preferred Stock are paid in full.

     CONVERSION. The Series E Preferred Stock holder may elect to make the shares of Series E Preferred Stock convertible into shares of Common Stock at any time after issuance. We also may elect to make the shares of Series E Preferred Stock convertible, but only if (a) we have positive EBITDA for at least one of the first three fiscal quarters of 1999 or (b) we complete a public offering of equity securities for a price of at least $3.00 per share and with gross proceeds to us of at least $20 million on or before the end of the third fiscal quarter of 1999. The shares of Series E Preferred Stock are also convertible (one time right of holder) into Common Stock upon a change of control (as defined in the certificate of designations of the Series E Preferred Stock) if the market price of the Common Stock on the date immediately preceding the change of control is less than the conversion price. In lieu of issuing the shares of Common Stock issuable upon conversion in the event of a change of control, we may, at our option, pay an amount equal to the number of shares of Common Stock to be converted multiplied by the market price. The shares of Series E Preferred Stock will automatically be converted into shares of Common Stock, on the earliest to occur of (x) the first date as of which the last reported sales price of the Common Stock on Nasdaq is $5.00 or more for any 20 consecutive trading days during any period in which Series E Preferred Stock is outstanding, (y) the date that 80% or more of the Series E Preferred Stock we have issued has been converted into Common Stock, or (z) we complete a public offering of equity securities at a price of at least $3.00 per share and with gross proceeds to us of at least $20 million. The initial conversion price for the Series E Preferred Stock is $2.125, subject to adjustment if we issue Common Stock for less than the conversion price.

     The certificate of designations of Series E Preferred Stock provides for adjustments to the number of shares issuable upon conversion in the event of certain dividends and distributions to holders of Common Stock, certain reclassifications of the Common Stock, stock splits, combinations and mergers and similar transactions and certain changes of control.

     REDEMPTION. The shares of the Series E Preferred Stock may be redeemed at a price equal to the face value plus accrued dividends of Series E Preferred Stock, in cash or in Common Stock, at our option or at the option of any holder, provided that the holder has not previously exercised the convertibility option described, at any time following the date that is five years after we issued the Series E Preferred Stock. On April 9, 1999, in connection with the debt placement, EXTL Investors exercised the convertibility option and, as a result, the Series E Preferred Stock is no longer redeemable.


SERIES E WARRANTS

     In connection with the issuance of the Series E Preferred Stock in February 1999, we issued warrants to purchase 723,000 shares of Common Stock with an exercise price of $2.125 per share and 277,000 shares of Common Stock with an exercise price of $.01 per share (the "Series E Warrants"). The Series E Warrants will be exercisable for three years beginning April 17, 1999. The
Series E Warrants provide for adjustments to the exercise price and number of shares to be issued in the event of certain dividends and distributions to holders of Common Stock, stock splits, combinations and mergers.


SECURED NOTES AND WARRANTS

     The terms of the Secured Notes and warrants issuable as part of a purchase of the Secured Notes by EXTL Investors are discussed in more detail above under Proposal 9.

               APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK
                       UPON THE CONVERSION AND EXERCISE OF
                  SERIES D PREFERRED STOCK AND CERTAIN WARRANTS
                                  (PROPOSAL 11)

     We concluded a private placement of $3 million as of December 29, 1998 and closed on January 12, 1999 with Vintage Products Ltd. ("Vintage"). We sold (i) 30 shares of our 8% Series D Cumulative Convertible Preferred Stock (the "Series D Preferred Stock"), (ii) warrants to purchase 112,500 shares of Common Stock, with an exercise price of $.01 per share, and (iii) warrants to purchase 60,000 shares of Common Stock, with an exercise price of $1.60 per share, to Vintage in a private placement pursuant to Regulation S of the Securities Act of 1933. In addition, we agreed to issue to Vintage, for no additional consideration, additional warrants (the "Additional Warrants") to purchase the number of shares of Common Stock equal to $250,000 (based on the market price of our Common Stock on the last trading day prior to June 1, 1999 or July 1, 2000, as the case may
be), or pay $250,000 in cash, if we do not (a) consummate a specified merger transaction by May 30, 1999, or (b) achieve, in the fiscal quarter commencing July 1, 2000, an aggregate amount of gross revenues equal to or in excess of 200% of the aggregate amount of gross revenues achieved by the Company in the fiscal quarter ended December 31, 1998. Vintage has agreed to purchase 20 additional shares of Series D Preferred Stock for $2 million upon the registration of the Common Stock issuable upon the conversion of the Series D Preferred Stock. At that time we also will issue to Vintage warrants to purchase 75,000 shares of Common Stock, with an exercise price of $.01 per share, and warrants to purchase 40,000 shares of Common Stock, with an exercise price of $1.60.

     The NASD rules currently require stockholder approval as to the issuance of shares of common stock (or securities convertible into common stock) in certain sales or issuances of common stock (or securities convertible into or exercisable for common stock) in a non-public offering equal to 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The issuance of our Common Stock upon conversion and exercise of the Series D Preferred Stock and the warrants issued in connection with the Series D Preferred Stock (collectively, the "Series D Securities") is subject to this NASD rule.

     The initial issuance of the Series D Securities did not require stockholder approval under this NASD rule as the Certificate of Designations of the Series D Preferred Stock places a cap on the number of shares that can be issued upon conversion of the Series D Preferred Stock and exercise of the warrants, including the Additional Warrants, such that in no event can the holder convert the Series D Preferred Stock or exercise the warrants into 20% or more of our issued and outstanding Common Stock. We, however, must obtain stockholder approval prior to issuance of shares of Common Stock exceeding that limit if we wish to maintain our Nasdaq listing.

     Assuming full conversion (at the current conversion price of $1.60/share) and exercise of the Series D Securities, on January 12, 1999, Vintage could own 3,412,500 shares of our Common Stock, which was equal to 20.93% of our then outstanding shares. The above calculation does not include the Common Stock issuable upon exercise of the Additional Warrants which is not currently known or determinable until a future date.

     Most importantly, the conversion price of the Series D Preferred Stock will be adjusted downward to the market price of our Common Stock on the date of conversion in the event that we do not have positive EBITDA and we fail to complete a public offering of equity securities at a price of at least $3.00 per share and with gross proceeds to us of at least $20 million on or before the end of the third fiscal quarter of 1999. In the event we fail to accomplish positive EBITDA and complete the requisite equity offering by September 30, 1999, and our market price falls below $1.60/share, the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock will increase. The exact number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock under such circumstances is dependent on the market price of the Common Stock at the time of conversion and, therefore, is not currently known or determinable. However, the number of shares could be substantial and if the market price of the Common Stock falls low enough, it could exceed 25%, 30% or even more of our Common Stock. Floating adjustment rates such as this are discouraged by the NASD because reductions in market price could result in substantial dilution to shareholders.

     Stockholders are requested in this Proposal 11 to approve the issuance of the number of shares of Common Stock upon the conversion and exercise of the Series D Securities, equal to or greater than 20% of the Common Stock outstanding on January 12, 1999. We will not be in breach of any contract or suffer any penalty if the stockholders fail to approve this Proposal 11. If Proposal 11 is not approved by the stockholders, we will not issue Vintage more than 19.9% of our Common Stock outstanding at the time the Series D Preferred Stock was issued. The affirmative vote of a majority of the shares of Common Stock, the Series B Preferred Stock (at 25% of the as-converted common shares) and Series F Preferred Stock (at 25% of the as-converted common shares) present in person or represented by Proxy and entitled to vote at the Annual Meeting will be required in connection with the foregoing transactions.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 11.

     Material terms and conditions of the Series D Securities are described below.


GENERAL DESCRIPTION OF SERIES D PREFERRED STOCK

     VOTING RIGHTS. The holders of the Series D Preferred Stock do not have voting rights, unless otherwise provided by Delaware corporation law or dividends payable on the Series D Preferred Stock are in arrears for six quarters, at which time the Series D Preferred Stock would be entitled to vote as a separate class (with our Series E Preferred Stock) to elect one director to the Board of Directors at the next stockholders' meeting. The holders of the Series D Preferred Stock are entitled to notice of all stockholder meetings in accordance with the Bylaws. The affirmative vote of 66-2/3% of the holders of the Series D Preferred Stock is required for the issuance of any class or series of our stock ranking senior to or on a parity with the Series D Preferred Stock as to dividends or rights on liquidation, winding up and dissolution.

     LIQUIDATION RIGHTS. Upon the dissolution, liquidation, or winding-up of the Company, the holders of the Series D Preferred Stock are entitled to a liquidation preference, over the Common Stock and preferred stock ranking junior to the Series D Preferred Stock, but after all preferential amounts due holders of any class of stock having a preference over the Series D Preferred Stock are paid in full, equal to $100,000 per share, plus any accrued and unpaid dividends.

     DIVIDENDS. The Series D Preferred Stock carries an annual dividend of 8% which is payable quarterly, beginning December 31, 1999, if declared by the Board of Directors. If the Board of Directors does not declare dividends, they accrue and remain payable. All dividends that would accrue through December 31, 2000 on each share of Series D Preferred Stock, whether or not then accrued, will be payable in full upon conversion of such share of Series D Preferred Stock. No dividends may be granted on the Common Stock or preferred stock ranking junior to the Series D Preferred Stock until all accrued but unpaid dividends on the Series D Preferred Stock are paid in full. Dividends on the Series D Preferred Stock are not payable until all accrued but unpaid dividends on preferred stock ranking senior to the Series D Preferred Stock are paid in full.

     CONVERSION. The shares of Series D Preferred Stock are convertible, at the holder's option, into shares of Common Stock at any time after April 13, 1999 at a conversion price, which is subject to adjustment if we issue Common Stock for less than the conversion price, equal to the lesser of (a) $1.60 or, (b) in the case of our failure to achieve positive EBITDA and to complete a public offering of equity securities at a price of at least $3.00 per share and with gross proceeds to us of at least $20 million on or before the end of the third fiscal quarter of 1999, the market price just prior to the conversion date. The shares of Series D Preferred Stock are also convertible into Common Stock upon a change of control if the market price of the Common Stock on the date immediately preceding the change of control is less than the conversion price. In lieu of issuing the shares of Common Stock issuable upon conversion in the event of a change of control, we may, at our option, pay an amount equal to the number of shares of Common Stock to be converted multiplied by the market price. The shares of Series D Preferred Stock will automatically convert into Common Stock upon the earliest of (a) the first date on which the market price of the Common Stock is $5.00 or more per share for any 20 consecutive trading days, (b) the date on which 80% or more of the Series D Preferred Stock we issued has been converted into Common Stock, or (c) the date we close a public offering of equity securities at a price of at least $3.00 per share and with gross proceeds to us of at least $20 million. The Series D Preferred Stock may not be converted into, and the warrants may not be exercised for, more than 3,260,091 (19.9% of the issued and outstanding Common Stock on January 12, 1999) shares of Common Stock without stockholder approval.

     The Certificate of Designations of the Series D Preferred Stock provides for adjustments to the number of shares issuable upon conversion in the event of certain dividends and distributions to holders of Common Stock, certain reclassifications of our Common Stock, stock splits, combinations and mergers and similar transactions and certain changes of control. In addition, the Certificate of Designations of the Series D Preferred Stock provides for adjustment to the conversion price if we sell stock for less than the conversion price.

     The Certificate of Designations of the Series D Preferred Stock also provides, that notwithstanding any other provision of the Certificate of Designations, no holder may convert the Series D Preferred Stock it owns for any shares of Common Stock that will cause it to own following such conversion in excess of 9.9% of the shares of our Common Stock then outstanding.

     REDEMPTION. The shares of Series D Preferred Stock must be redeemed if it ceases to be convertible (which would happen if the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock exceeded 19.9% of the number of shares of Common Stock outstanding on January 12, 1999, less shares reserved for issuance under warrants). Redemption is in cash at a price equal to the liquidation preference of the Series D Preferred Stock at the holder's option or our option 45 days after the Series D Preferred Stock ceases to be convertible. If the Company receives stockholder approval to increase the number of shares issuable, we must issue the full amount of Common Stock even if the number of shares exceeds the 19.9% maximum number.


GENERAL DESCRIPTION OF SERIES D WARRANTS AND ADDITIONAL WARRANTS

     In connection with the closing of the Series D Preferred Stock in January 1999, we issued warrants to purchase 112,500 shares of Common Stock, with an exercise price of $.01 per share, and warrants to purchase 60,000 shares of Common Stock, with an exercise price of $1.60 per share to Vintage (collectively, the "Series D Warrants"). The Series D Warrants are exercisable for three years beginning March 13, 1999. The Series D Warrants provide for adjustments to the exercise price and number of shares to be issued in the event of certain dividends and distributions to holders of Common Stock, stock splits, combinations and mergers.

     When we issue the additional 20 shares of Series D Preferred Stock, we will issue warrants to purchase 75,000 shares of Common Stock, with an exercise price of $.01 per share, and warrants to purchase 40,000 shares of Common Stock, with an exercise price of $1.60 per share to Vintage. These warrants have terms which are substantially similar to the Series D Warrants except that the exercise period commences 60 days after issuance.

     In  addition,  we  agreed  to  issue,  for  no  additional   consideration,
additional warrants to purchase the number of shares of Common Stock equal to $250,000 (based on the market price of the

Common Stock on the last trading day prior to June 1, 1999 or July 1, 2000, as the case may be) or pay $250,000 in cash, if we do not (i) consummate a specified merger transaction by May 30, 1999, or (ii) achieve, in the fiscal quarter commencing July 1, 2000, an aggregate amount of gross revenues equal to or in excess of 200% of the aggregate amount of gross revenues achieved by the Company in the fiscal quarter ended December 31, 1998.


                             INDEPENDENT ACCOUNTANTS

     Our Board of Directors has appointed BDO Seidman, LLP ("BDO Seidman") as our independent accountants for the fiscal year ending December 31, 1998. However, in a change in our policy, we are not seeking ratification of that appointment, and do not intend to request our stockholders to vote on a ratification of our independent accountants in the future. Representatives of BDO Seidman will be present at the Annual Meeting, and will be available to respond to appropriate questions.


                           INCORPORATION BY REFERENCE

     The Securities and Exchange Commission allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document we have filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement. This Proxy Statement incorporates by reference our Annual Report on Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, for the fiscal year ended December 31, 1998. A copy of our Annual Report is being mailed to stockholders with this Proxy Statement.


                     STOCKHOLDER PROPOSALS AND OTHER MATTERS

     Any proposals by stockholders of Executive TeleCard to be considered for inclusion in our proxy statement relating to the 1999 Annual Meeting of Stockholders must be in writing and received by us, at our principal office, not later than the close of business on February 14, 2000. Nothing in this paragraph shall be deemed to require the Company to include in the Proxy Statement and proxy relating to the 1999 Annual Meeting of Stockholders any stockholder proposal that does not meet all of the requirements for such inclusion in effect at that time.

     Management of the Company knows of no other business presented for action by the stockholders at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the enclosed proxy authorizes the persons named therein to vote the shares represented thereby in their discretion.

                       BY ORDER OF THE BOARD OF DIRECTORS


                             W. P. COLIN SMITH, JR.
                        Vice President of Legal Affairs,
                          General Counsel and Secretary


         _________, 1999

                                 REVOCABLE PROXY

                            EXECUTIVE TELECARD, LTD.

           THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

     The undersigned stockholder of Executive TeleCard, Ltd. (the "Company") hereby appoints Christopher J. Vizas, W.P. Colin Smith, Jr. and John E. Koonce, or either of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned stockholder at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Wednesday, June 16, 1999, at the Washington Monarch Hotel, 2401 M Street, N.W., Washington, D.C. 20037 and at any adjournments or postponements thereof, upon the following matters:

PROPOSAL ONE:       Election of seven  directors  to our Board of  Directors  to serve until the next annual meeting of stockholders, or, if Proposal 4 is approved, for staggered terms specified in the enclosed proxy statement, and until their successors have been duly elected and qualified.

                    [ ] FOR all nominees listed at right (except as marked to the contrary below)

                    [ ] WITHHOLD AUTHORITY to vote for all nominees listed at right.

                                                  Nominees: Christopher J. Vizas
                                                            David W. Warnes
                                                            Richard A. Krinsley
                                                            Donald H. Sledge
                                                            James O. Howard
                                                            Richard Chiang
                                                            John Wall

                    (INSTRUCTION:   To  withhold   authority   to  vote  for  an
                    individual nominee, cross out that nominee's name at right.)

PROPOSAL TWO:       Approval   of   the   amendment   of  our   certificate   of
                    incorporation to change our name to eGlobe, Inc.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL THREE:     Approval   of   the   amendment   of  our   certificate   of
                    incorporation to increase the authorized preferred stock available for issuance from 5,000,000 to 10,000,000.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL FOUR:      Approval   of   the   amendment   of  our   certificate   of
                    incorporation to provide for classification of our Board of Directors into three classes of directors serving staggered terms of office.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN


             (Continued and to be dated and signed on reverse side)

                           (Continued from other side)

PROPOSAL FIVE:      Approval   of   the   amendment   of  our   certificate   of
                    incorporation to prohibit stockholders from increasing their
                    percentage  ownership  of  the  Company   above  30%  of the
                    outstanding stock or 40% on a fully diluted basis other than by a tender offer resulting in the stockholder owning
                    85% or more of the outstanding Common Stock.

                    [ ]   FOR         [ ]   AGAINST
[ ]   ABSTAIN

PROPOSAL SIX:       Approval  of  the   restatement   of  our   certificate   of
                    incorporation, including in the restatement Proposals 2, 3, 4 and 5, if approved by stockholders at the Annual Meeting.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL SEVEN:     Approval of the amendment of our 1995 Employee  Stock Option and  Appreciation  Rights  Plan to  increase  the  number of shares of our Common Stock that may be issued  thereunder by
                    1,500,000  shares,  which increase includes the reduction of the number of shares  available for issuance  under our 1995
                    Directors  Stock  Option  and  Appreciation  Rights  Plan by
                    437,000  shares  and  effect  various  changes  to our  1995
                    Employee Stock Option and Appreciation Rights Plan.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL EIGHT:     Approval  of the  possible  issuance of shares of our Common
                    Stock  upon the  conversion  and  exercise  of shares of our
                    Series  B   Convertible   Preferred   Stock,   warrants  and
                    promissory  notes  issued in  connection  with the  Series B
                    Convertible Preferred Stock, where the number of shares issuable may equal or exceed 20% of our Common Stock outstanding at the time these securities were issued.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL NINE:      Approval of the  possible  issuance of our Common Stock upon the  exercise  of  warrants  that  will be  granted  to EXTL
                    Investors if we borrow up to $20 million from EXTL Investors and the possible repayment of up to 50% of the amount borrowed using shares of our Common Stock, where the number of shares issuable may equal or exceed 20% of our Common
                    Stock outstanding.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL TEN:       To allow EXTL Investors LLC, our largest stockholder, to own
                    20% or more of our Common Stock outstanding now or in the future.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

PROPOSAL ELEVEN:    Approval  of the  possible  issuance of shares of our Common
                    Stock upon the  conversion  and exercise of shares of our 8%
                    Series D Cumulative Convertible Preferred Stock and warrants issued in connection with the 8% Series D Cumulative
                    Convertible  Preferred  Stock  exceeding  20% of our  Common
                    Stock outstanding at the time these securities were issued.

                    [ ]   FOR         [ ]   AGAINST           [ ]   ABSTAIN

                    In their discretion, on any other matters that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in accordance with the recommendations of a majority of our Board of Directors.

     This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH SIX.

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

[ ]   I PLAN TO ATTEND THE ___________, 1999 ANNUAL STOCKHOLDERS MEETING

                                         Date: ______________, 1999.


                                         ---------------------------------------
                                         (Signature of Stockholder or Authorized
                                         Representative)



                                         ---------------------------------------
                                         (Print name)

                                          Please  date and sign  exactly as name
                                          appears    hereon.    Each   executor,
                                          administrator,    trustee,   guardian,
                                          attorney-in-fact  and other  fiduciary
                                          should  sign and  indicate  his or her
                                          full  title.  In  the  case  of  stock
                                          ownership  in the  name of two or more
                                          persons, both persons should sign.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE ANNUAL MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

                                                                    ATTACHMENT A


                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            EXECUTIVE TELECARD, LTD.

                   -------------------------------------------

                  (adopted in accordance with the provisions of
                     Section 245 of the General Corporation
                          Law of the State of Delaware)

                   -------------------------------------------



             It is hereby certified that:

         1. The name of the corporation (the "Corporation") is Executive TeleCard, Ltd.

         2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 19, 1987, with the original name International 800 Telecard, Inc.

         3. This Restated Certificate of Incorporation amends, restates and integrates the Restated Certificate of Incorporation and all amendments to such Restated Certificate of Incorporation to read in its entirety as follows:

                                    ARTICLE I

                                      Name


                  The name of the Corporation is:

                                  eGlobe, Inc.

                                   ARTICLE II

                           Registered Office and Agent

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

                                     Purpose

         The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

                                  Capital Stock

         The total number of shares of all classes of stock which the Corporation shall have authority to issue is 100,000,000 shares of Common Stock, with a par value of $0.001 and 10,000,000 shares of Preferred Stock with a par value of $0.001 per share.

         The Board of Directors is hereby authorized to divide the Preferred Stock into one or more series of stock and to fix and determine the relative rights and preferences of the various series, including but not limited to: the rate of dividend, if any; whether dividends will be cumulative or non-cumulative; whether preferred stockholders will participate in dividends declared on Common Stock, if any; whether Preferred Stock may be redeemed and the terms of any such redemption; the amount payable upon shares in the event of voluntary or involuntary liquidation; the terms on which Preferred Stock may be converted to Common Stock, if any; and the voting rights, if any, of holders of Preferred Stock.

                                    ARTICLE V

                         Management and Indemnification

          Section 1. Management. The business and affairs of the Corporation shall be managed by the Board of Directors.

          Section 2. No Ballot. The directors need not be elected by written ballot unless the by-laws of the Corporation shall so provide.

         Section 3. Number; Election. The number of directors of the Corporation shall not be fewer than three nor more than 15, and shall be fixed from time to time by the affirmative vote of a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies. The directorships (i.e., the particular number of seats on the Board) shall be classified into three classes as nearly equal in number as possible. With respect to newly created or eliminated directorships resulting from an increase or decrease, respectively, in the number of directors, the Board shall determine and designate to which class of directorships each director belongs. The term of any director elected at an annual meeting of stockholders shall expire at the annual meeting of stockholders held in the third year following the year of the director's election.

         Section 4. (a) (1) Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after this Restated Certificate of Incorporation becomes effective to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

                        (2) Any repeal or modification of the foregoing subparagraph (a) (1) by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                    (b) (1) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is a legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or hers heirs, executors and administrators; provided, however, that, except as provided in this paragraph
(b), the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this paragraph (b) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, and to a person who is or was serving at the request of the Corporation as an employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, with the same scope and effect as the foregoing indemnification of directors and officers.

                        (2) Right of Claimant  to Bring  Suit.  If a claim under
paragraph (b) (1) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action to create a presumption that the claimant has not met the applicable standard of conduct.

                        (3) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this paragraph (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                        (4) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

                                   ARTICLE VI

                            Meetings of Stockholders

         Meetings of the stockholders may be held within or without the State of Delaware as the by-laws may provide. The books of the Corporation may be kept, subject to any provision contained in Delaware statutes, outside the State of Delaware at such place(s) as may be designated from time to time by the Board of Directors or in the by-laws of the Corporation. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called Annual or Special Meeting of such holders and may not be effected by a consent in writing by any such holders. This Article may not be amended except by the affirmative vote of the holders of at least sixty-six and two-thirds percent (662/3%) of the shares of stock of the Corporation issued and outstanding and entitled to vote.

                                   ARTICLE VII

                                     By-Laws

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the by-laws of the Corporation.

                                  ARTICLE VIII

                               Perpetual Existence

         The Corporation is to have perpetual existence.

                                   ARTICLE IX

                            Compromise or Arrangement

         Whenever  a  compromise  or  arrangement   is  proposed   between  this
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                    ARTICLE X

                              Amendments and Repeal

         The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred are granted subject to this reservation.

                                   ARTICLE XI

                        Ownership Above Specified Levels

         (a)      No person shall become an excess shares owner unless:

                  (1) Prior to such time the board of directors of the corporation approved such person becoming the owner of shares in excess of the permitted number (and in such case such person shall be permitted to acquire only up to the maximum number of shares approved by the board of directors to be acquired by such person);

                  (2) The transaction which resulted in the person becoming an excess shares owner constituted a qualifying offer; or

                  (3) At or subsequent to such time such person becoming the owner of shares in excess of the permitted number is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the excess shares owner (and in such case such person shall be permitted to acquire only up to the maximum number of shares approved by the board of directors and stockholders to be acquired by such person).

         (b) For purposes of this Article XI only, the term:

                  (1) "Affiliate" means a person that directly, or indirectly through 1 or more intermediaries, controls, or is controlled by, or is under common control with, another person.

                  (2) "Associate," when used to indicate a relationship with any person, means: (i) Any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly (including in street name accounts), the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

                  (3) "Common  stock" shall mean all classes or series of common
         stock  of  the  corporation   which  constitute  voting  stock  of  the
         corporation.

                  (4) "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for 1 or more owners who do not individually or as a group have control of such entity.

                  (5) "Excess shares" shall mean the excess of the number of shares of common stock held by an excess shares owner above the permitted number of shares of common stock.

                  (6) "Excess shares owner" shall mean the owner of more than the permitted number of shares of common stock, but shall not include
         (1) a person becomes the owner of more than the permitted number of shares of common stock inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be the owner of more than the permitted number of shares of common stock, and (ii) would not, at any time within the 3-year period immediately prior thereto, have been the owner of more than the permitted number of shares of common stock but for the inadvertent acquisition of ownership, or (2) a person becomes the owner of more than the permitted number of shares of common stock as the result of action taken solely by the corporation; provided that such person shall be an excess shares owner if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person.

                  (7) "Fully diluted" shall mean, as of any particular date, the total number of shares of common stock that would then be outstanding assuming (1) the conversion of all then outstanding convertible securities (including preferred stock of the corporation) where no price must be paid for conversion or the price, if any, is less than the then market price of the common stock, (2) the exercise of any then outstanding options, warrants or similar rights to acquire common stock or other securities of the corporation where the exercise price is less than the then market price of the common stock, and (3) the issuance of all securities (and the conversion of any convertible securities or exercise of options or warrants in accordance with clauses (1) and (2)) which are subject to achievement of performance criteria under a then existing contract, the terms of preferred stock or warrants, or other valid and binding arrangement.

                  (8) "Outstanding", with reference to stock (other than stock outstanding on a fully diluted basis), shall not include any unissued stock of the corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                  (9) "Owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

                            (i)  Owns   such   stock,   directly  or  indirectly
                  (including in street name accounts); or

                           (ii) Has (A) when determining shares owned on a fully
                  diluted basis, the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (when determining shares owned on an outstanding basis, such shares shall not be considered owned); provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

                           (iii) Has any agreement, arrangement or understanding
                  for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item
                  (B) of subparagraph (ii) of this paragraph), or disposing of such stock with any other person that owns, or whose affiliates or associates own, directly or indirectly (including in street name accounts), such stock.

                  (10) The "permitted number" of shares of common stock of the corporation shall be (i) one share less than the number of shares of common stock of the corporation constituting 30% of the outstanding common stock and (ii) one share less than the number of shares of common stock constituting 40% of the common stock then outstanding on a fully diluted basis.

                  (11) "Person" means any individual, corporation, partnership, unincorporated association or other entity.

                  (12)  "Qualifying   offer"  shall  mean  any  fully  financed,
         all-cash tender offer to purchase all of the outstanding shares of common stock, on a fully diluted basis: (i) that is subject to Section 14(d)(1) of the Securities Exchange Act of 1934, as amended; (ii) that is first proposed on or after June 16, 1999; and (iii) that is subject to no condition other than (A) the tender to the offeror of at least 85% of the shares of common stock outstanding at the time of commencement (as such term is used in Rule 14d-2 promulgated by the SEC under the Securities Exchange Act of 1934) of the offer, excluding for purposes of determining the number of shares outstanding those shares owned (I) by persons who are directors and also officers and (II) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, (B) the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the purchase of common stock pursuant to the offer, and (C) other customary conditions dealing with the following subjects: (1) pending or threatened legal or administrative proceedings, (2) governmental action or enactment or application of statutes or regulations, (3) extraordinary changes in economic or political conditions, (4) extraordinary actions or transactions by the corporation with respect to its capitalization, and
         (5) agreement with the corporation on an alternative transaction.

                  (13) "Redemption value" of a share of the corporation's stock of any class or series shall mean the average closing price for such a share for each of the 45 most recent days on which shares of stock of such class or series shall have been traded preceding the date on which notice of redemption shall be given pursuant to paragraph (e) of this
         Article XI; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, redemption value shall be determined by the board of directors in good faith. "Closing price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the National Association of Securities Dealers, Inc. Automated Quotations system or any similar system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the board of directors in good faith.

                  (14) "Redemption date" shall mean the date fixed by the board of directors for the redemption of any shares of stock of the corporation pursuant to this Article XI.

                  (15) "Redemption securities" shall mean any debt or equity securities of the corporation, any of its subsidiaries or any other corporation, or any combination thereof, having such terms and conditions (including, without limitation, in the case of debt securities, repayment over a period of up to thirty years, or a longer period) as shall be approved by the board of directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the board of directors (which may be a firm which provides other investment banking, brokerage or other services to the corporation), has a value, at the time notice of redemption is given pursuant to paragraph (e) of this Article XI, at least equal to the price required to be paid pursuant to paragraph (e) of this Article XI (assuming, in the case of redemption securities to be publicly traded, such redemption securities were fully distributed and subject only to normal trading activity).

                  (16) "Stock" means capital stock of the corporation.

                  (17) "Voting stock" means, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

         (c) The provisions of this Article XI shall not apply at any time when the corporation does not have a class of voting stock that is publicly traded.

         (d) All determinations regarding matters arising under this Article XI including without limitation determining the permitted number, the meaning or interpretation as of any particular date of the term fully diluted, and whether or not any offer is a qualifying offer, and resolving any ambiguity, shall be made by two-thirds of the directors.

         (e) If the board of directors shall at any time determine in good faith that any event has taken place that results in a person becoming an excess shares owner, the excess shares shall not have any voting rights. In addition, the corporation may take such action as it deems advisable, including, to the extent permitted by applicable law, to redeem the excess shares as provided below or, to the extent permitted by applicable law, to seek equitable relief, including injunctive relief, to enforce the provisions of this Article XI.

                  The terms and conditions of a redemption of excess shares, to the extent permitted by applicable law, shall be as follows:

                           (1) The  redemption  price of the excess shares to be
                  redeemed shall be equal to the lesser of (i) the redemption value or (ii) if such stock was purchased by the excess shares owner within one year of the redemption date, such excess shares owner's purchase price for such shares;

                           (2) The  redemption  price of such shares may be paid
                  in cash, redemption securities or any combination thereof;

                           (3) If less than all the shares held by excess shares
                  owner are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the board of directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the board of directors;

                           (4) At least 30 days' written notice of the redemption date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the redemption date may be the date on which written notice shall be given to record holders if the cash or redemption securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates of their shares to be redeemed.

                           (5) From and after the  redemption  date, any and all
                  rights of whatever nature which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares) shall cease and terminate and such owners shall thenceforth be entitled only to receive the cash or redemption securities payable upon redemption; and

                           (6) The  redemption  shall be on such other terms and
                  conditions as the board of directors shall determine.

         (f) Notwithstanding any other provisions of the certificate of incorporation or bylaws of the corporation, affirmative vote of at least 75% of the outstanding voting stock which is not owned by any excess shares owner shall be required to amend, alter, change, repeal, or adopt any provisions inconsistent with, the provisions of this Article XI.

         4. This Restated Certificate of Incorporation was recommended and approved by the Board of Directors of the Corporation and duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware by written consent of the sole stockholder of the Corporation dated October 4, 1988.

Dated:  May ___, 1999

                                        Executive TeleCard, Ltd.

                                        By:
                                           ----------------------------------
                                        Chairman of the Board and
                                        Chief Executive Officer


ATTEST:


By:
   ------------------------------
    Asst. Secretary


     [Certificates of Designations for our Series A, B, C, D, E and F Preferred Stock to be attached as exhibits]

                                                                    ATTACHMENT B














                            EXECUTIVE TELECARD, LTD.
                         1995 EMPLOYEE STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN









                            AS AMENDED AND RESTATED

                                TABLE OF CONTENTS


1.    Purpose  ............................................................    1
2.    General Provisions...................................................    1
3.    Eligibility..........................................................    2
4.    Number of Shares Subject to Plan.....................................    2
5.    Stock Options........................................................    2
6.    Stock Appreciation Rights............................................    6
7.    Effect of Changes in Capitalization..................................    8
8.    Nontransferability...................................................    9
9.    Amendment, Suspension, or Termination of Plan........................   10
10.   Effective Date.......................................................   10
11.   Termination Date.....................................................   10
12.   Resale of Shares Purchased...........................................   10
13.   Acceleration of Rights and Options...................................   10
14.   Written Notice Required; Tax Withholding.............................   11
15.   Compliance with Securities Laws......................................   11
16.   Waiver of Vesting Restrictions by Committee..........................   12
17.   Reports to Participants..............................................   12
18.   No Employee Contract.................................................   12

                            EXECUTIVE TELECARD, LTD.
                         1995 EMPLOYEE STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN
                            AS AMENDED AND RESTATED


     1. Purpose. Executive TeleCard, Ltd. hereby establishes its 1995 Employee Stock Option and Appreciation Rights Plan (the "Plan"). The purpose of the Plan is to advance the interests of Executive TeleCard, Ltd. and its subsidiaries (collectively "the Company") and the Company's stockholders by providing a means by which the Company shall be able to attract and retain competent employees, officers, non-employee directors, consultants and advisors by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce.


     2.   General Provisions.

          (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as now in effect or as hereafter amended (the "Exchange Act"), the Board of Directors of the Company (the "Board") may exercise any power or authority granted to the Committee under this Plan. The Committee shall be comprised of two or more directors designated by the Board.

          (b) The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. Any action of the Committee with respect to the Plan shall be taken by majority vote or by the unanimous written consent of the Committee members.

          (c) The Committee shall determine, in its sole discretion, which participants under the Plan shall be granted stock options or stock appreciation rights, the time or times at which options or rights are granted, as well as the number and the duration of the options or rights which are granted to participants; provided, however, that no participant may be granted options to purchase more than 500,000 shares of common stock of the Company ("Common Stock") under the Plan in any two (2) year period.

          (d) The Committee shall also determine any other terms and conditions relating to options and rights granted under the Plan as the Committee may prescribe, in its sole discretion.

          (e) The Committee shall make all other determinations and take all other actions which it deems necessary or advisable for the administration of the Plan.

          (f) All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.


     3. Eligibility. The Company's employees, non-employee directors, advisors, consultants to the and any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board shall be eligible to participate in the Plan and to receive options and rights hereunder, provided, however, that Incentive Stock Options may only be granted to employees of the Company or its subsidiaries.

     4. Number of Shares Subject to Plan. The aggregate number of shares of the Company's Common Stock which may be granted to participants shall be 3,250,000 shares, subject to adjustment only as provided in Sections 5(h) and 7 hereof. These shares may consist of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. If an option granted under this Plan is surrendered, or for any other reason ceases to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable shall be available for options to be granted to the same or other participants under the Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock, in which event the shares issued in satisfaction of the right shall not be available for new options or rights under the Plan. Further, shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a result of acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.


     5.   Stock Options.

          (a) Type of Options. Options granted may be either Nonqualified Stock Options or Incentive Stock Options as determined by the Committee in its sole discretion and as reflected in the Notice of Grant issued by the Committee. "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of ss. 422 of the Internal Revenue Code of 1986 (the "Code"). "Nonqualified Stock Option" means an option not intended to qualify as an Incentive Stock Option or an Incentive Stock Option which is converted to a Nonqualified Stock Option under Section 5(f) hereof.

          (b) Option Price. The price at which options may be granted under the Plan shall be determined by the Committee at the time of grant as follows:

               (i) For Incentive Stock Options the option price shall be equal to 100% of the Fair Market Value of the stock on the date the option is granted; provided, however, that for Incentive Stock Options granted to any person who, at the time such option is granted, owns (as defined in ss. 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its parent or subsidiary corporation, the option price shall be 110% of the Fair Market Value.


               (ii) For Nonqualified Stock Options the option price shall be not less than the par value of a share of the Stock covered by the Option.


               (iii) For purposes of this Plan, and except as otherwise set forth herein, "Fair Market Value" shall mean: (A) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the valuation date, or (B) if there were no such sales on the valuation date, then in accordance with Treas. Reg. ss. 20.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time or grant (or in the formula proposed for such grant, if applicable), the valuation date for purposes of determining Fair Market Value shall be the date of grant. The Committee (or the Board of Directors with respect to grants to Committee members pursuant to Section 5(g) hereof may specify in any grant of an option or stock appreciation right that, instead of the date of grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and Fair Market Value for purposes of such grant shall be the average over the valuation period of the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on each date on which sales were made in the valuation period, provided, however, that if the Committee (or the Board of Directors) fails to specify a valuation period and there were no sales on the date of grant then Fair Market Value shall be determined as if the Committee had specified a thirty (30) day valuation period for such determination, unless there is no established market for the Company's Common Stock in which case the determination of Fair Market Value shall be in accordance with clause (B) above.

          (c) Exercise of Option. The right to purchase shares covered by any option under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to the participant. Such terms and conditions may include a time period or schedule whereby some of the options granted may become exercisable, or "vested", over time and certain conditions, such as continuous service or specified performance criteria or goals, must be satisfied for such vesting. The determination as to whether to impose any such vesting schedule or performance criteria, and the terms of such schedule or criteria, shall be within the sole discretion of the Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Plan.

     The exercise of options shall be paid for in cash or in shares of the Company's Common Stock, or any combination thereof. Shares tendered as payment for option exercises shall, if acquired from the Company, have been held for at least six months and shall be valued at the Fair Market Value of the shares on the date of exercise. The Committee may, in its discretion, agree to a loan by the Company to one or more participants of a portion of the exercise price (not to exceed the exercise price minus the par value of the shares to be acquired, if any) for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans from the Company for the exercise of their options, if any, only with approval by the Board.

     The Committee may also permit a participant to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the option. In such an event, the participant will be deemed to have paid for the exercise of the option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Members of the Committee may effect a net exercise of their options only with the approval of the Board.

     The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby participants may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit the proceeds from such sales directly to the Company in satisfaction of such obligations.

     The Committee may prescribe forms which must be completed and signed by a participant and tendered with payment of the exercise price in order to exercise an option.

          (d) Duration of Options. Unless otherwise prescribed by the Committee or this Plan, options granted hereunder shall expire ten (10) years from the date of grant, subject to early termination as provided in Section 5(f) hereof.

          (e) Incentive Stock Options Limitations. In no event shall an Incentive Stock Option be granted to any person who, at the time such option is granted, owns (as defined in ss. 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual employee during any single calendar year under the Plan shall not exceed $100,000. In addition, in order to receive the full tax benefits of an Incentive Stock Option, the employee must not resell or otherwise dispose of the stock acquired upon exercise of the Incentive Stock Option until two (2) years after the date the option was granted and one (1) year after it was exercised.


          (f) Early Termination of Options. In the event a participant's employment with or service to the Company shall terminate as the result of total disability, as defined below, or the result of retirement at 65 years of age or later, then any options granted to such participant shall expire and may no longer be exercised three (3) months after such termination. If the participant dies while employed or engaged by the Company, to the extent that the option was exercisable at the time of the participant's death, such option may, within one year after the participant's death, be exercised by the person or persons to whom the participant's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent after the expiration of the option as originally granted. In the event a participant's employment or engagement by the Company shall terminate as the result of any circumstances other than those referred to above, whether terminated by the participant or the Company, with or without cause, then all options granted to such participant under this Plan shall terminate and no longer be exercisable as of the date of such termination, provided, however, that if an employee with an Incentive Stock Option terminates employment prior to its exercise, but notwithstanding such termination becomes or remains a non-employee advisor, consultant or director eligible for
Nonqualified Stock Options hereunder or any other stock option plan of the Company, then the Incentive Stock Option shall be converted to a Nonqualified Stock Option on the date the Incentive Stock Option would otherwise have terminated. A change in a participant's status from one eligible category to another (e.g., from an employee to a consultant) without a break in service shall not be considered a termination of that participant's employment or engagement for purposes hereof.


     An employee who is absent from work with the Company because of total disability, as defined below, shall not by virtue of such absence alone be deemed to have terminated such participant's employment with the Company. All rights which such participant would have had to exercise options granted hereunder will be suspended during the period of such absence and may be exercised cumulatively by such participant upon his return to the Company so long as such rights are exercised prior to the expiration of the option as originally granted. For purposes of this Plan, "total disability" shall mean disability, as a result of sickness or injury, to the extent that the participant is prevented from engaging in any substantial gainful activity and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.


     Notwithstanding the foregoing, the Committee may, in its discretion, permit the exercise of an option after termination of a participant's employment or engagement by the Company or during any absence from work because of total disability.

          (g) Grants to Committee Members. The Committee shall have no authority to make grants to its members hereunder, rather the Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee. Any designation of such grants may be by means of a formula specified by the Board of Directors to award grants automatically at a stated time. Nothing in this Section 5(g) shall be interpreted to prohibit the Board of Directors from granting options or rights to its members if the Board of Directors is administering the Plan in accordance with Section 2(a) above.


     6.   Stock Appreciation Rights.

          (a) Grant. Stock appreciation rights may be granted by the Committee under this Plan upon such terms and conditions as it may prescribe. A stock appreciation right may be granted in connection with an option previously granted to or to be granted under this Plan or may be granted by itself. Each stock appreciation right related to an option (a "Tandem Right") shall become nonexercisable and be forfeited if the option to which it relates (the "Related Option") is exercised. "Stock appreciation right" as used in this Plan means a right to receive the excess of Fair Market Value, on the date of exercise, of a share of the Company's Common Stock on which an appreciation right is exercised over the option price provided for in the related option and is issued in consideration of services performed for the Company or for its benefit by the participant. Such excess is hereafter called "the differential."

          (b) Exercise of Stock Appreciation Rights. Stock appreciation rights shall be exercisable and be payable in the following manner:

               (i) A stock appreciation right not issued with a Related Option (a "Separate Right") shall be exercisable at the time or times prescribed by the Committee. A Tandem Right shall be exercisable by the participant at the same time or times that the Related Option could be exercised. A participant wishing to exercise a stock appreciation right shall give written notice of such exercise to the Company. Upon receipt of such notice, the Company shall determine, in its sole discretion, whether the participant's stock appreciation rights shall be paid in cash or in shares of the Company's Common Stock or any combination of cash and shares and thereupon shall, without deducting any transfer or issue tax, deliver to the person exercising such right an amount of cash or shares of the Company's Common Stock or a combination thereof with a value equal to the differential. The date the Company receives the written notice of exercise hereunder is the exercise date. The shares issued upon the exercise of a stock appreciation right may consist of shares of the Company's authorized but unissued Common Stock or of its authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. No fractional share of Common Stock shall be issued; rather, the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

               (ii) The exercise of a Tandem Right shall automatically result in the surrender of the Related Option by the participant on a share for share basis. Likewise, the exercise of a stock option shall automatically result in the surrender of the related Tandem Right. Shares covered by surrendered options shall be available for granting further options under this Plan except to the extent and in the amount that such rights are paid by the Company with shares of stock, as more fully discussed in Section 4 hereof.

               (iii) The Committee may impose any other terms and conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

          (c) Limitation on Payments. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year; provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the participant exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the participant to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the participant's stock appreciation rights.

          (d) Expiration or termination of stock appreciation rights.

               (i) Each Tandem Right and all rights and obligations thereunder shall expire on the date on which the Related Option expires or terminates. Each Separate Right shall expire on the date prescribed by the Committee.

     7.   Effect of Changes in Capitalization

          (a) Changes in Common Stock. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares for which options or stock appreciation rights are outstanding, so that the proportionate interest of the participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options shall not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding but shall include a corresponding proportionate adjustment in the option price per share. Similar adjustments shall be made to the terms of stock appreciation rights.

          (b) Reorganization with the Company Surviving. Subject to Section 7(c) hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, any option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option price per share so that the aggregate option price thereafter shall be the same as the aggregate option price of the shares remaining subject to the option immediately prior to such reorganization, merger or consolidation. Similar adjustments shall be made to the terms of stock appreciation rights.

          (c) Other Reorganizations, Sale of Assets or Common Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all options and stock appreciation rights outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the options and stock appreciation rights theretofore granted, or for the substitution for such options and stock appreciation rights of new options and stock appreciation rights covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan, options and stock appreciation rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each participant shall have the right (subject to the general limitations on exercise set forth in Section 5(d) hereof and except as otherwise specifically provided in the option agreement relating to such option or stock appreciation right), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such option or stock appreciation right in whole or in part, whether or not such option or stock appreciation right was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any option agreement. The Committee shall send written notice of an event that will result in such a termination to all participants not later than the time at which the Company gives notice thereof to its stockholders.

          (d) Adjustments. Adjustments under this Section 7 relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          (e) No Limitations on Company. The grant of an option or stock appreciation right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.


     8. Nontransferability. During a participant's lifetime, a right or an option may be exercisable only by the participant. options and rights granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and, if the Company has a class of securities registered under the Exchange Act, by Exchange Act Rule 16b-3, the Committee may, in its sole discretion, (i) permit a recipient of a Nonqualified Stock Option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's Nonqualified Stock Options in the event of such participant's death (as provided in Section 5(f)), (ii) grant Nonqualified Stock Options that are transferable to the immediate family, a family trust of the participant or a partnership any other legal entity in which immediate family members are own or hold the only partners, interests and (iii) modify existing Nonqualified Stock Options to be transferable to the immediate family, a family trust or a family partnership legal entity of the participant. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option or right under the Plan, or of any right or privilege conferred thereby, contrary to the provisions of the Plan shall be null and void.

     9. Amendment, Suspension, or Termination of Plan. The Committee or the Board of Directors may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Committee may deem advisable in order that options and rights granted hereunder shall conform to any change in the law, or in any other respect which the Committee or the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation rights theretofore granted to him or her under the Plan; and provided further that no such amendment shall, without shareholder approval:, increase the total number of shares available for grants of options or rights under the Plan (except as provided by Section 7 hereof);


     10.  Effective Date. The effective date of the Plan is December 14, 1995.

     11. Termination Date. Unless this Plan shall have been previously terminated by the Committee, this Plan shall terminate on December 14, 2005, except as to stock, options and rights theretofore granted and outstanding under the Plan at that date, and no stock, option or right shall be granted after that date.

     12. Resale of Shares Purchased. All shares of stock acquired under this Plan may be freely resold, subject to applicable state and federal securities laws restricting their transfer. As a condition to exercise of an option, however, the Company may impose various conditions, including a requirement that the person exercising such option represent and warrant that, at the time of such exercise, the shares of Common Stock being purchased are being purchased for investment and not with a view to resale or distribution thereof. In addition, the resale of shares purchased upon the exercise of Incentive Stock Options may cause the employee to lose certain tax benefits if the employee fails to comply with the holding period requirements described in Section 5(e) hereof.


     13. Acceleration of Rights and Options. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any right or option granted pursuant to the Plan shall become immediately and fully exercisable during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no option or right shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own 50% or more of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this section is not consummated, but rather is terminated, canceled or expires, the options and rights granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into. In the event any provision of the Plan or any option or right granted pursuant to the Plan would prevent the use of pooling of interests " accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in any agreement that an optionee who receives a grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.


     14. Written Notice Required; Tax Withholding. Any option or right granted pursuant to the Plan shall be exercised when written notice of that exercise by the participant has been received by the Company at its principal office and, with respect to options, when full payment for the shares with respect to which the option is exercised has been received by the Company. By accepting a grant under the Plan, each participant agrees that, if and to the extent required by law, the Company shall withhold or require the payment by participant of any state, federal or local taxes resulting from the exercise of an option or right; provided, however, that to the extent permitted by law, the Committee (or, for Committee members, the Board) may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.

     15. Compliance with Securities Laws. Shares shall not be issued with respect to any option or right granted under the Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or automated quotation system upon which shares of the Company's stock may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each participant must consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option or right restricting their transferability as may be required by law, the option or right, or the Plan.


     16. Waiver of Vesting Restrictions by Committee. Notwithstanding any provision of the Plan, the Committee shall have the discretion to waive any vesting restrictions on the participant's options or rights, or the early termination thereof.

     17. Reports to Participants. The Company shall furnish to each participant a copy of the annual report, if any, sent to the Company's shareholders. Upon written request, the Company shall furnish to each participant a copy of its most recent annual report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     18. No Employee Contract. The grant of restricted stock or an option or right under the Plan shall not confer upon any participant any right with respect to continuation of employment by, or the rendition of advisory or consulting services to, the Company, nor shall it interfere in any way with the Company's right to terminate the participant's employment or services at any time.


     As adopted by the Board of Directors of the Company on December 14, 1995, as approved by stockholders on July 26, 1996, as amended and restated by the Board of Directors on October 25, 1997, as amended and restated by the Board of Directors on January 17, 1998 and as approved by stockholders (with respect to the increase in the number of shares) on February 26, 1998 and as further amended and restated by the Board of Directors on May __, 1999.


                                                 EXECUTIVE TELECARD, LTD.

                                                 By:
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